As filed with the Securities and Exchange Commission on August 28, 2007
Registration No. 2-28174
Investment Company Act File No. 811-01597

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ___ / /

Post-Effective Amendment No. 83 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. ______ /X/

STEWARD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, TX 77057
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000

David J. Harris, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b).
/ / on _____________pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(i).
/ / on (date) pursuant to paragraph (a)(i).
/ / 75 days after filing pursuant to paragraph (a)(ii).
/ / on _____________ pursuant to paragraph (a)(ii) of Rule 485.

STEWARD FUNDS

Equity Funds	Bond Funds

Steward Multi-Manager Equity Fund	Steward Select Bond Fund

Steward Domestic All-Cap Equity Fund	Steward Short-Term Select Bond Fund

Steward Small-Cap Equity Fund

International Fund

Steward International Equity Fund

PROSPECTUS

August 28, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Page

THE STEWARD FUNDS

Steward Multi-Manager Equity Fund
Objectives and Strategies
Principal Risks
Fees and Expenses
Steward Domestic All-Cap Equity Fund
Objectives and Strategies
Principal Risks
Fees and Expenses
Steward Small-Cap Equity Fund
Objectives and Strategies
Principal Risks
Fees and Expenses
Steward International Equity Fund
Objectives and Strategies
Principal Risks
Fees and Expenses
Steward Select Bond Fund
Objectives and Strategies
Principal Risks
Fees and Expenses
Steward Short-Term Select Bond Fund
Objectives and Strategies
Principal Risks
Fees and Expenses

Management

YOUR ACCOUNT

Buying and Selling Shares
Share Price
Minimum Investment
Share Certificates
Telephone Transactions
Frequent Transactions
Purchasing Fund Shares
Redeeming Fund Shares
Exchanging Fund Shares
Distributor; Service and Distribution Plan
Dividends, Distribution and Taxes

FOR MORE INFORMATION

Back Cover

About the Steward Funds

Values Based Investing

          The Steward Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with cultural values favored by many Christians, but not necessarily by any particular Christian denomination.  Thus, in pursuing their investment objectives, the Steward Funds apply a comprehensive set of cultural values screens to all of the investments in each portfolio ("Fund").  Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.  The Funds may apply additional cultural values screening criteria that are deemed by the Funds' Board of Directors, in consultation with Steward Fund Consultants, Inc. (see "Consultant," below), to be consistent with cultural values favored by many Christians, although not necessarily by any particular Christian denomination.  If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the investment adviser, or money manager, as applicable, determines that an immediate sale would have a negative tax or other effect on the Fund.

The Steward Funds

          The following pages describe the investment objectives and strategies of the Steward Funds covered by this prospectus.  The investment objective of Steward Small-Cap Equity Fund is fundamental and may not be changed without shareholder approval.  The investment objectives of the other Steward Funds are not fundamental and may be changed without shareholder approval.

          Each Steward Fund offers two classes of shares - Individual Class shares and Institutional Class shares, which differ in terms of expenses and minimum investments.  (See "Fees and Expenses" and "Buying and Selling Fund Shares," below.)

Consultant

          The Board has retained Steward Fund Consultants, Inc. ("SFC") as a consultant to the Steward Funds.     SFC is a subsidiary of Steward Financial Holdings, Inc., which is wholly owned by the Assemblies of God Foundation.  SFC management pioneered the initial development of values-based investing methodology over the last decade, having started the first investment research firm exclusively dedicated to values-based investing data and analysisFor these services, SFC receives fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10%of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

          The Board, in consultation with SFC, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to each investment adviser.  Subject to these investment prohibitions, each Fund's investment adviser or applicable money manager, has sole responsibility for determining which securities a Fund will buy, sell or hold.

STEWARD MULTI-MANAGER EQUITY FUND

Investment Objective:  To provide long-term capital appreciation.

Principal Investment Strategies

          The Steward Multi-Manager Equity Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large, medium and small capitalization stocks as stocks of the largest 3000 companies in the United States. The market capitalization of these companies, as well as the capitalization range of companies in which the Fund may invest, will change with market conditions.  As of May 31, 2007, the market capitalization of these companies was between $468.5 billion and $261.8 million.  The Fund may invest in securities of non-US issuers, typically by purchasing American Depositary Receipts ("ADRs").  An ADR is a stock that trades in the US but represents shares in a non-US company.  The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

          The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets (measured at the time of investment) in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy.  The 80% investment requirement applies at the time the Fund invests its assets.

          The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.  Subject to the limitations of the Fund's cultural screening policies, which are not developed, reviewed or approved by the Fund's investment adviser, Russell Investment Management Company ("RIMCo"), or the money managers, the Fund uses the following principal investment styles intended to complement one another.

o	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

o	Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

o	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

          A variety of factors are considered by RIMCo when  determining how to allocate the Fund's assets among money managers, .  These factors include a money manager's investment style process, substyle and  performance record, as well as the characteristics of the money manager's typical portfolio investments.  These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics.  Also considered are the manner in which money managers' historical and expected investment returns correlate with one another.

          RIMCo exercises investment discretion over any portion of the Fund's assets not allocated to the money managers.  RIMCo selects the individual portfolio securities for that portion of the Fund's assets and for the Fund's cash reserves.  RIMCo may also directly manage portions of the Fund's assets during periods of transition from one money manager to another.

          The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses).  Cash reserves are invested in short-term investments, including money market funds.  In addition to investing in such short-term investments, to the extent permitted by the Fund's cultural values policies, the Fund may use a  strategy for a portion of its cash reserves  exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though a portion of its cash reserves were actually invested in those markets.

          The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

          On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.  The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose a portion of its cash reserves to the performance of appropriate markets.

Principal Risks

          An investment in the Steward Multi-Manager Equity Fund, like any investment, has risks.  The value of the Fund fluctuates and you could lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if the money managers' investment techniques and risk analyses do not produce the desired results.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.  Although the Fund may invest in securities of companies across multiple capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic.  (See "Stocks of Small Capitalization Companies" below.)

          Other risks of investing in the Fund are as follows:

o	Multi-Manager Approach - The investment styles employed by the Fund's money managers may not be complementary. The interplay of the various strategies employed by the Fund's multiple money managers may result in the Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for the Fund may underperform the market generally or other money managers that could have been selected for the Fund. The multi-manager approach could increase the Fund's portfolio turnover rate, realization of capital gains or losses, brokerage commissions and other transactions costs.

o	Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o	Security Selection and Market Risk - The securities chosen by RIMCo or a money manager to be in the Fund's portfolio may decline in value. Security selection risk may cause the Fund to underperform other funds with similar investment objectives and investment strategies. Despite the Fund's strategies to achieve positive investment returns regardless of general market conditions, the value of the Fund's investments will change with market conditions, and so will the value of an investment in the Fund. An investment in the Fund could be lost or the Fund could underperform other investments.

o	Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o	Value Stocks - Investments in value stocks are subject to the risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

o	Growth Stocks - Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risks associated with growth and value stocks.

o	Stocks of Small Capitalization and Micro-Cap Companies - The Fund may invest in stocks of small capitalization companies. Although not a primary investment strategy, the Fund may also invest in stocks of micro-cap companies. Investments in stocks of small capitalization and micro-cap companies are subject to the risks of equity securities. Investments in stocks of small capitalization and micro-cap companies may involve greater risks because these companies generally have a limited track record. Small capitalization and micro-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Micro-cap company stocks are also more likely to have limited market liquidity. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o	Depositary Receipts - Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt.

o	Exposing Cash Reserves to Appropriate Markets - By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, the Fund's performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of a corresponding market. This approach increases the Fund's performance if the particular market rises and reduces the Fund's performance if the particular market declines.

o	Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o	Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o	Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. There can be no guarantee that such active management will produce the desired results.

Portfolio Turnover

          The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager.  Each of the Fund's money managers makes decisions to buy or sell securities independently from the Fund's other money managers.  Thus, one money manager for the Fund may be selling a security when another money manager for the Fund is purchasing the same security.  Also, when the Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio.  These practices may increase the Fund's portfolio turnover rates, which may result in higher levels of realized gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.  When the Fund realizes capital gains upon selling portfolio securities, your tax liability increases.  The annual portfolio turnover rate for the Fund is shown in the Financial Highlights tables in this Prospectus.

Portfolio Holdings

          A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 28, 2007.

Past Performance

          No performance information is provided for this Fund because it has been in operation for less than one full calendar year.

Fees and Expenses

          This table describes the fees and expenses you will pay if you invest in the Steward Multi-Manager Equity Fund.  There are no direct charges to shareholders except for an annual $12 fee to any shareholder account that has been open for at least a full year and has a net asset value of less than $200.  Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class

Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class

Management fees	0.55%	0.55%
Distribution and Service (12b-1) Fees**	0.25%	None
Other Expenses***	0.44%	0.44%
Total Annual Fund Operating Expenses	1.24%	0.99%

*	In addition to the other fees specified in this Fee Table, on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

**	The Fund has adopted a 12b-1 Plan with respect to its Individual Class shares. See "Distributor; Service and Distribution Plan".

***	"Other Expenses" have been restated to reflect current ongoing operating expenses of the Fund. "Other Expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees. Additionally, as required by SEC rule, fees and expenses of certain pooled investment vehicles in which the Fund invests ("Acquired Fund Fees and Expenses") (which aggregate less than 0.01% of the Fund's average net assets) have been added to "Other Expenses". Accordingly, Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as shown on the Financial Highlights table.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Individual Class	$126	$393
Institutional Class	$101	$315

STEWARD DOMESTIC ALL-CAP EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

          The Steward Domestic All-Cap Equity Fund ("Fund") pursues its investment objective through the use of a multiple capitalization equity investment style.  The Fund invests primarily in common stocks of companies that represent a broad spectrum of the economy.  The Fund utilizes an all market capitalization approach that allocates among the large, medium and small capitalization asset classes.  The Fund seeks to outperform its benchmark, as designated by the Board from time to time, through selective allocation between large-cap, mid-cap and small-cap securities.  The benchmark selected by the Board will be a widely recognized index of large-, mid- and small-cap securities.  Capstone Asset Management Company ("CAMCO"), as investment adviser to the Fund, employs a three-step process that combines this capitalization allocation with relative risk control, portfolio construction and the Fund's cultural values screening policies.

o	First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in each market capitalization range. These allocations will vary with market conditions.

o	Second, in selecting stocks for consideration CAMCO divides the investment universe into three market capitalization classes: large, mid and small. The three capitalization classes are then screened in accordance with the Fund's cultural values policies, and those companies failing to meet these criteria are removed from each capitalization class.

o	Finally, a relative risk controlled portfolio is constructed that represents each targeted capitalization allocation. CAMCO will attempt to match the characteristics and performance of each subcomponent capitalization class against an appropriate large, mid and small cap benchmark.

          Under normal circumstances, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus any borrowings for investment purposes, in domestic equity securities.  The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

Other Investment Practices

          The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

          From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

          Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

          Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic.  (See "Securities of Small Capitalization Companies," below).

          If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

          Other risks of investing in the Fund are as follows:

o	Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o	Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o	Value Stocks - Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o	Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o	Growth Stocks - Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risk associated with growth and value stocks.

o	Stocks of Small Capitalization Companies - Investments in small capitalization companies are subject to the risks of equity securities. Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o	Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o	Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o	Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o	Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o	Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

          A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated     August 28, 2007.

Past Performance

          The following information illustrates the past performance of the Fund.  You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

          The following bar chart and table illustrates the performance for the Fund's first completed calendar year.  The bar chart and table provide an indication of the risks of investment in the Fund by comparing the Fund's performance with a broad measure of market performance.  The bar chart shows returns for only the Institutional Class shares of the Fund, which are higher than those for the Individual Class shares due to the lower expenses borne by Institutional Class shares.  The chart and table assume that dividends and distributions paid by the Fund have been reinvested in additional Fund shares at net asset value.

[Bar Chart to be inserted showing the following data:]

Steward Domestic All-Cap

Year-by-year total return as of 12/31 each year (%).
Institutional Shares*

12/31/05	6.94%
12/31/06	13.50%
Since Inception**	12.72%
*Year to Date return as of June 30, 2007	8.42%
**Inception date was October 1, 2004
Best Quarter - 4th Quarter 2006	6.84%
Worst Quarter - 2nd Quarter 2006	-2.75%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

	1 Year	Since Inception (October 1, 2004)

Return Before Taxes	13.50%	12.72%
Return After Taxes on Distributions (A)(B)	12.57%	12.12%
Return After Taxes on Distributions and Sale of Fund Shares(A)(B)	10.00%	10.88%

S&P Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	15.40%	12.99%

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Notes to Average Annual Return Table

(A)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(B)	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses

          This table describes the fees and expenses you will pay if you invest in the Steward Domestic All-Cap Equity Fund.  There are no direct charges to shareholders except for an annual $12 fee to any shareholder account that has been open for at least a full year and has a net asset value of less than $200.  Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class

Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class

Management fees	0.15%	0.15%
Distribution and Service (12b-1) Fees**	0.25%	None
Other Expenses***	0.53%	0.53%
Total Annual Fund Operating Expenses	0.93%	0.68%

*	In addition to the other fees specified in this Fee Table, on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.
**	The Fund has adopted a 12b-1 Plan with respect to its Individual Class shares. See "Distributor; Service and Distribution Plan"
***	"Other Expenses" include such expenses such as custody, transfer agent, legal, accounting and registration fees. Additionally, as required by SEC rule, fees and expenses of certain pooled investment vehicles in which the Fund invests ("Acquired Fund Fees and Expenses") (which aggregate less than 0.01% of the Fund's average net assets) have been added to "Other Expenses". Accordingly, Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as shown on the Financial Highlights table.

Example:  This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$95	$296	$515	$1,143
Institutional Class	$69	$218	$379	$847

STEWARD SMALL-CAP EQUITY FUND

Investment Objective:  To provide long-term capital appreciation.

Principal Investment Strategies

          The Steward Small-Cap Equity Fund ("Fund") invests primarily in common stocks of companies with market capitalizations considered to be "small" by the capital markets ("small cap companies").  Currently, small cap companies are generally considered to be those with a market capitalization between $98 million and $4.8 billion.  The Fund may also buy convertible and preferred securities and shares of other investment companies.  The Fund's investments will generally be in securities of U.S. issuers.  Under normal market conditions, the Fund will have at least 80% of its net assets (measured at the time of investment), plus the amount of any borrowings for investment purposes, invested either directly or through other investment companies in equity securities of small cap companies.  This policy will not be changed without at least 60 days' prior notice to shareholders.

          The Fund's investment approach employs a three-step process that combines quantitative analysis, risk controlled portfolio construction and the Fund's cultural values screening policies

o	First, a universe of small capitalization stocks is ranked using quantitative analysis, risk and those companies with undesirable characteristics are removed.

o	Second, cultural screens are applied to the remaining universe and those not meeting the screening policies from consideration are eliminated.

o	Finally, a relative risk controlled portfolio is constructed that will attempt to match the characteristics of an appropriate small cap benchmark.

          See also "Other Investment Practices and Risks," below.

Other Investment Practices

          The Fund may lend its portfolio securities, subject to applicable regulatory limits, to earn income.  These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.  Although the Fund will invest primarily in securities of U.S. issuers, it may also invest securities of foreign issuers.

          From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  The Fund has authority to invest in securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard &

Poor's Corporation (S&P) or deemed of comparable quality by the Adviser, as well as repurchase agreements with respect to such securities.  The Fund may invest without limit in these instruments as a temporary defensive measure under unusual market conditions, which can cause the Fund to fail to meet its investment objective during such periods and to lose benefits when the market begins to improve.  (If these securities are downgraded, the Adviser has the discretion to hold or sell them.)  The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts, subject to the limits of the Fund's cultural values policies.

Principal Risks

          Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.  The Fund's performance may be better or worse than funds with similar investment policies.  The Fund's performance is also likely to differ from that of funds that use different strategies for selecting stocks.

          If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

          Other risks of investing in the Fund are as follows:

o	Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o	Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o	Securities of Small Cap Companies - Investments in small cap companies are subject to the risks of equity securities. Investment in small cap companies may involve greater risks because these companies generally have a limited track record. Small cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o	Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o	Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o	Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o	Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds") The Fund bears a proportional share of the expenses of such funds which are in addition to those of the fund. For example, the Fund will bear a portion of such other fund's investment advisory fee, although the fees paid by the Fund to CAMCO will not be proportionally reduced. These expenses are in addition to similar expenses of the Fund that shareholders bear directly.

o	Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

o	Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

o	Hedging Activities - The Fund may participate in hedging activities. Although they are designed to help offset negative movements in the markets for the Fund's investments, such activities will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Adviser does not expect or if the Fund cannot close out its position in a hedging instrument. The Fund's investments in foreign securities also involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

o	Fixed Income Securities - Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o	Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

Portfolio Holdings

          A description of the Fund's policies and procedures regarding disclosure of its portfolio securities holdings is available in the Fund's Statement of Additional Information dated August  28, 2007.

Past Performance

           The following bar chart and table illustrate the past performance of the Fund's shares.  (The Fund had only one class of shares until February 28, 2006.  The Institutional Class of shares was first publicly offered on February 28, 2006.  Effective the same date, the original class of shares was designated "Individual Class".)  The bar chart provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year.  The Average Annual Total Returns table shows how the Fund has performed on a cumulative basis for the past ten years in comparison to the S&P Small Cap 600 Index, which is a broad measure of the performance of the U.S. stock market.  The bar chart shows returns only for the Individual Class shares of the Fund, which are lower than those for the Institutional Class shares due to the higher expenses borne by Individual Class shares.  Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares.  You should remember that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

          Steward Small-Cap

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%) - Individual Class shares.*

12/31/97	28.74%
12/31/98	23.32%
12/31/99	22.95%
12/31/00	(9.10)%
12/31/01	(13.20)%
12/31/02	(24.13)%
12/31/03	22.36%
12/31/04	6.49%
12/31/05	3.19%
12/31/06	14.66%
Year to Date as of June 30, 2007	7.64%
Best Quarter - 4th qtr. 1998	22.00%
Worst Quarter - 3rd qtr. 2002	-17.67%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

	1 Year	5 Years	10 Years

Return Before Taxes	14.66%	3.18%	6.06%
Return After Taxes on Distributions (A)(B)	13.28%	2.53%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares(A)(B)	9.86%	2.56%	3.96%

S&P Small Cap 600 Index (reflects no deduction for fees, expenses or taxes)	15.12%	12.50%	11.58%

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Notes to Average Annual Return Table

(A)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(B)	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

          This table describes the fees and expenses you will pay if you invest in the Fund.  There are no direct charges to shareholders except for an annual $12 fee to any shareholder account that has been open for at least a full year and has a net asset value of less than $200.  Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class

Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class

Investment Advisory Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees**	0.25%	None
Other Expenses***	0.75%	0.75%
Total Annual Fund Operating Expenses	1.50%	1.25%

*	In addition to the other fees specified in this Fee Table, on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

**	The Fund has adopted a Rule 12b-1 Plan under which it pays up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

***	"Other Expenses" include such expenses such as custody, transfer agent, legal, accounting and registration fees. Additionally, as required by SEC rule, fees and expenses of certain pooled investment vehicles in which the Fund invests ("Acquired Fund Fees and Expenses") (which aggregate less than 0.01% of the Fund's average net assets) have been added to "Other Expenses". Accordingly, Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as shown on the Financial Highlights table.

(1)	Expense information has been restated to reflect current management fee rate and other expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$153	$474	$818	$1,791
Institutional Class	$127	$397	$686	$1,511

STEWARD INTERNATIONAL EQUITY FUND

Investment Objective: To Provide Capital Appreciation.

Principal Investment Strategies

          The Steward International Equity Fund ("Fund") pursues its investment objective by attempting to structure a portfolio that invests primarily in Depositary Receipts ("DRs") representing securities of companies located or domiciled in Australia, Europe, Far East, Central America, North America (except the U.S.) and South America. The Fund's portfolio will attempt to maintain  characteristics generally comparable to those of a benchmark index approved by the Fund's Board on a periodic basis.

          The Fund may invest in securities of other investment companies subject to applicable regulatory limits.  The Fund's investment company investments may include shares of other investment companies that invest in foreign securities.  The Fund may invest in iShares, which are shares of various Series of iShares, Inc., each of whose Series seeks to provide investment results  that  correspond  generally to the price and yield performance  of  publicly  traded  securities  in the  aggregate  in  particular markets,  as represented by an index for that market  compiled by Morgan Stanley Capital International. iShares are available for at least the following markets: Australia,  Austria,  Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia,  Mexico,  the Netherlands,  Singapore,  Spain, Sweden, Switzerland and the United Kingdom. iShares are listed for trading on the American Stock Exchange.  Investments in iShares and other investment companies involve certain extra costs.  See "Principal Risks - Investment in Other Investment Companies," below.

          The Fund's investments will be primarily in the form of DRs representing issuers in a variety of countries, although it may also invest directly in securities of companies in its target markets.  American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are U.S. dollar-denominated receipts generally issued by U.S. banks representing the deposit with the bank of a foreign security.  ADRs and ADSs are traded publicly in the U.S. on securities exchanges or in the over-the-counter market.  The Fund may also invest in European Depositary Receipts ("EDRs"), which are similar to ADRs and are U.S. dollar-denominated but are issued and traded in Europe, and in Global Depositary Receipts ("GDRs"), which represent foreign securities and are traded in markets in a variety of countries.  The Fund's investments may have characteristics of various investment styles, such as "growth" or "value" stocks, and may include securities of issuers having a range of market capitalizations, including smaller capitalization issuers.  The Fund may invest in forward foreign currency exchange contracts.  It may also have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities.  Under normal market conditions, at least 80% (measured at the time of investment) of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested, either directly or through iShares and other investment companies, (a) in securities and other instruments representing issuers throughout the world. and (b) in equity securities.  Neither of these 80% policies will be changed without at least 60 days' prior notice to shareholders.  Normally, the Fund will invest at least 40% of its assets in issuers located outside the United States.  See also "Other Investment Practices and Risks," below.

Other Investment Practices

          The Fund may lend its portfolio securities, subject to applicable regulatory limits, to earn income.  These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.  For cash management or temporary defensive purposes, the Fund may also hold cash or invest in money market instruments, including securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Corporation ("S&P") or deemed of comparable quality by the Adviser, as well as in repurchase agreements with respect to such instruments.

          From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

          Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

          Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic.  (See "Securities of Small Capitalization Companies," below)

          If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

          Other risks of investing in the Fund are as follows:

o	Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o	Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o	Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

o	Depositary Receipts ("DRs") - Investments in unsponsored DRs(those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically involve expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs. DRs may be issued with respect to securities of issuers in emerging market countries.

o	Foreign Currency Risk - investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund's investments will be primarily in the form of DRs which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the DR.

o	Value Stocks - Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock, may turn out not to have been undervalued.

o	Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o	Growth Stocks - Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as risks associated with growth and value stocks.

o	Stocks of Small Capitalization Companies - Investments in small capitalization companies are subject to the risks of equity securities. Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o	Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o	Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o	Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

o	Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o	Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o	Fixed Income Securities - Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

Portfolio Holdings

          A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Fund's Statement of Additional Information dated August  28, 2007.

Past Performance

          No performance information is provided for this Fund because it has been in operation for less than one full calendar year.

Fees and Expenses

          This table describes the fees and expenses you will pay if you invest in the Steward International Equity Fund.  There are no direct charges to shareholders except for an annual $12 fee charged to any shareholder account that has been open for at least a full year and has a net asset value of less than $200.  Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class

Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class

Investment Advisory Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees**	0.25%	None
Other Expenses***	0.61%	0.61%
Total Annual Fund Operating Expenses	1.16%	0.91%

*	In addition to the other fees specified in this Fee Table, on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

**	The Fund has adopted a 12b-1 Plan with respect to its Individual Class shares. See "Distributor; Service and Distribution Plan".

***	"Other Expenses" have been restated to reflect current ongoing operating expenses of the Fund. "Other Expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees. Additionally, as required by SEC rule, fees and expenses of certain pooled investment vehicles in which the Fund invests ("Acquired Fund Fees and Expenses") (which aggregate less than 0.01% of the Fund's average net assets) have been added to "Other Expenses". Accordingly, Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as shown on the Financial Highlights table.

Example:  This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Individual Class	$118	$368
Institutional Class	$93	$290

STEWARD SELECT BOND FUND

Investment Objective:  To provide high current income with capital appreciation and growth of income.

Principal Investment Strategies

          The Steward Select Bond Fund ("Fund") invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund's cultural values screening policies.  These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations.  Normally, the Fund will invest at least 80% (measured at the time of investment) of its net assets, plus any borrowings for investment purposes, in these types of instruments.  The Fund will give shareholders at least 60 days' prior written notice of any change in this policy.  The Fund may also invest in other investment companies.  The Fund may invest up to 15% of assets in illiquid securities which are likely to consist primarily of debt securities and mortgages of churches, colleges, schools and other non-profit organizations.

          The instruments in which the Fund invests may have fixed, variable or floating rates of interest.  The Fund may purchase futures as a temporary substitute for investment in bonds.  The Fund may have small portions of its portfolio in cash or short-term money market instruments.  It may also invest in repurchase agreements with respect to permitted portfolio investments.  The Fund may purchase securities on a when-issued or forward commitment basis.

          In an effort to achieve the Fund's stated objective CAMCO will:

o	Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.

o	Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund's target range is to be within 10% of the maturity/duration of the Fund's benchmark index. The benchmark index, selected from time to time by the Fund's Board, is currently the Lehman Brothers Aggregate Bond Index.

o	Provide diversification through investment in multiple industry and asset sectors.

o	Invest primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard and Poor's or those comparably rated by another Nationally Recognized Statistical Rating Organization ("NRSRO") of comparable quality as by CAMCO. (See "Principal Risks," below.)

          The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

          The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

          From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

          Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

          The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

          Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o	Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o	Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

o	BBB/Baa Securities - Obligations rated BBB by S&P or Baa by Moody's, or rated comparable by another NSRSRO, or deemed of comparable quality by CAMCO, are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money.

o	Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds - Non-U.S. corporations and banks issuing dollar denominated instruments in the United States (i.e. Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o	Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o	Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o	Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o	Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Church Mortgage Bonds and Loans" and "Mortgage Risk," below.)

o	Church Mortgage Bonds and Loans - investments in mortgage bonds issued by church-related organizations and loans of such organizations typically do not have an active trading market, and are thus generally illiquid. There is limited information publicly available about these investments and they are not generally rated by any nationally recognized statistical rating organization. Because the market for these instruments is limited, prices may be volatile. These instruments may also be invalidated or subordinated by a court to interests of other creditors. These instruments are also subject to fixed income security risks, described above, and to mortgage risks, described below. A principal source of pricing of these securities held by the Fund may be an underwriter of the securities, which involves a conflict of interest that must be monitored by the Fund.

o	Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o	Mortgage Risk - When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

o	Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

          A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 28, 2007.

Past Performance

          The following information illustrates the past performance of the Fund.  You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

          The following bar chart and table illustrates the performance for the Fund's first completed calendar year.  The bar chart and table provide an indication of the risks of investment in the Fund by comparing the Fund's performance with a broad measure of market performance.  The bar chart shows returns for only the Institutional shares of the Fund, which are higher than those for the Individual shares due to the lower expenses borne by Institutional shares.  The chart and table assume that dividends and distributions paid by the Fund have been reinvested in additional Fund shares at net asset value.

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%) -
Institutional Shares*

Steward Select Bond

12/31/05	1.25%
12/31/06	3.48%
Since Inception**	2.10%
*Year to Date as of June 30, 2007	1.18%
**Inception Date was October 1, 2004
Best Quarter - 3rd Quarter 2006	3.21%
Worst Quarter - 1st Quarter 2005	-1.01%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

	1 Year	Since Inception (October 1, 2004)

Return Before Taxes	3.48%	2.10%
Return After Taxes on Distributions (A)(B)	1.94%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares(A)(B)	2.24%	1.02%

Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.33%	3.42%

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Notes to Average Annual Return Table

(A)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(B)	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses

          This table describes the fees and expenses you will pay if you invest in the Steward Select Bond Fund. There are no direct charges to shareholders except for an annual $12 fee charged to any shareholder account that has been open for at least a full year and has a net asset value of less than $200.  Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class

Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class

Investment Advisory Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees**	0.25%	None
Other Expenses***	0.45%	0.45%
Total Annual Fund Operating Expenses	0.95%	0.70%

*	In addition to the other fees specified in this Fee Table, on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

**	The Fund has adopted a 12b-1 Plan with respect to its Individual Class shares. See "Distributor; Service and Distribution Plan".

***	"Other Expenses" include such expenses such as custody, transfer agent, legal, accounting and registration fees. Additionally, as required by SEC rule, fees and expenses of certain pooled investment vehicles in which the Fund invests ("Acquired Fund Fees and Expenses") (which aggregate less than 0.01% of the Fund's average net assets) have been added to "Other Expenses". Accordingly, Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as shown on the Financial Highlights table.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$97	$303	$525	$1,166
Institutional Class	$72	$224	$390	$871

STEWARD SHORT-TERM SELECT BOND FUND

Investment Objective:  To provide Current Income and Relative Capital Stability.

Principal Investment Strategies

          The Fund pursues its investment objective by investing its assets in substantially equal proportions among three subportfolios - U.S. Treasury securities, U.S. government agency securities and investment grade corporate obligations.  (Investment grade securities are those that are rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Services ("Moody's") or deemed of considerable quality by the Advisor and Administration.  See "Principal Risks," below.)  The dollar-weighted average maturity of each of these subportfolios is three years or less.

          The Fund will also maintain small portions of its assets in cash, short-term money market instruments and/or repurchase agreements.  The Fund's benchmark currently is an equally weighted blend of the Merrill Lynch 1 - 3 Year Treasury Index, the Merrill Lynch 1 - 3 Year Government Agency Index, and the Merrill Lynch 1 - 3 Year Investment Grade Corporate Index.  The Advisor and Administrator may, however, subject to approval by the Fund's Board of Directors, determine to use other indexes with closely comparable characteristics.

          The securities in which each of these sub-portfolios will be invested are as follows:

          The U.S. Treasury subportfolio will consist primarily of obligations backed by the full faith and credit of the U.S. Treasury that have remaining maturities of not greater than three years. These obligations include Treasury bills, which generally mature in one year or less from their date of issue. This sub-portfolio may also include Treasury bonds that have remaining maturities of no more than three years.

          The U.S. Government agency subportfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. Government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks.

          Obligations of the Government National Mortgage Association  are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government agency or instrumentality securities are backed by the ability of the agency to borrow from the Treasury, subject to certain limits (such as securities issued by the Federal Home Loan Bank), while others are supported only by the credit of the issuer  and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of such agency or instrumentality (such as securities issued by Federal

National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Agency and the Tennessee Valley Authority).  Other obligations, such as those of the Federal Farm Credit Bank, are backed only by the credit of the agency, with no assurance of financial support from the U.S. Treasury.

          The investment grade corporate obligation subportfolio will include primarily dollar-denominated obligations issued by domestic and foreign corporations that are rated within the top four rating categories (BBB or better by S&P or Baa or better by Moody's or a comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO") or deemed of comparable quality by CAMCO and that have remaining maturities of no more than three years. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations, U.S. corporate bonds, debentures, notes (including demand and master demand notes), bonds issued by church-related organizations and mortgage loans of such organizations, and other similar corporate debt instruments. The investments in this portfolio may also include shares of other investment companies and illiquid investments, such as debt securities and mortgages of churches, colleges, schools and other non-profit organizations, provided that the Fund may invest no more than 15% of its assets in illiquid securities.

          The Fund will, under normal market conditions, have at least 80% of its net assets (measured at the time of investment), plus the amount of any borrowings for investment purposes, invested in bonds.  The Fund will give shareholders at least 60 days' prior notice of any change to this policy.  The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may have small portions of its portfolio in cash or short-term money market instruments.  It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase securities on a when-issued or forward commitment basis.

Other Investment Practices

          The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

          From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

          Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

          The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

          Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o	Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o	Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with larger final maturities, generally have higher credit risks.

o	BBB/Baa Securities - Obligations rated BBB by S&P or Baa by Moody's, or rated comparably by another NRSRO, or deemed of comparable quality by CAMCO, are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money.

o	Instruments of Foreign Banks and Branches and Foreign Corporations ("Yankee Bonds") - Non-U.S. corporations and banks issuing dollar denominated instruments in the United States (i.e. Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o	Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o	Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

o	Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o	Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Church Mortgage Bonds and Loans" and "Mortgage Risk," below.)

o	Church Mortgage Bonds and Loans - investments in mortgage bonds issued by church-related organizations and loans of such organizations typically do not have an active trading market, and are thus generally illiquid. There is limited information publicly available about these investments and they are not generally rated by any nationally recognized statistical rating organization. Because the market for these instruments is limited, prices may be volatile. These instruments may also be invalidated or subordinated by a court to interests of other creditors. These instruments are also subject to fixed income security risks, described above, and to mortgage risks, described below. A principal source of pricing for these securities held by the Fund may be an underwriter of the securities, which involves a conflict of interest that must be monitored by the Fund.

o	Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o	Mortgage Risk - When the Fund purchases mortgages or mortgage-related securities it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage borrowers may also default or become bankrupt.

o	Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

          A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 28, 2007.

Past Performance

          No performance information is provided for this Fund because it has been in operation for less than one full calendar year.

Fees and Expenses

          This table describes the fees and expenses you will pay if you invest in the Steward Short-Term Select Bond Fund. There are no direct charges to shareholders except for an annual $12 fee charged to any shareholder account that has been open for at least a full year and has a net asset value of less than $200.  Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class

Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class

Investment Advisory Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees**	0.25%	None
Other Expenses***	0.56%	0.56%
Total Annual Fund Operating Expenses	1.06%	0.81%

*	In addition to the other fees specified in this Fee Table, on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

**	The Fund has adopted a 12b-1 Plan with respect to its Individual Class shares. See "Distributor; Service and Distribution Plan".

***	"Other Expenses" have been restated to reflect current ongoing operating expenses of the Fund. "Other Expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees. Additionally, as required by SEC rule, fees and expenses of certain pooled investment vehicles in which the Fund invests ("Acquired Fund Fees and Expenses") (which aggregate less than 0.01% of the Fund's average net assets) have been added to "Other Expenses". Accordingly, Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as shown on the Financial Highlights table.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Individual Class	$108	$399
Institutional Class	$83	$259

Management

Investment Advisers

          Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc.  that is located at 5847 San  Felipe,  Suite  4100, Houston,  Texas 77057,  acts as  investment  adviser for Steward Domestic All-Cap Equity Fund, Steward Small-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short-Term Select Bond Fund.  CAMCO provides investment management and administrative services to other investment companies, and provides  investment management  services  to pension  and profit-sharing  accounts,  corporations and  individuals.  As of the date of this prospectus, CAMCO manages approximately $2.8 billion in assets.  As compensation for CAMCO's services as investment adviser, Steward Domestic All-Cap Equity Fund paid CAMCO fees equal to 0.15% of its average net assets for its fiscal year ended April 30, 2007. For its fiscal period ended April 30, 2007, Steward Small-Cap Equity Fund  paid the Adviser fees for investment advisory  services equal to 0.50% of the Fund's average net assets.  As compensation for its services as investment adviser, Steward International Equity Fund paid CAMCO fees equal to 0.30% of its average net assets for its fiscal period ended April 30, 2007.  As compensation for its services as investment adviser, the Steward Select Bond Fund paid CAMCO fees equal to 0.25% of its average net assets for its fiscal year ended April 30,2007.  As compensation for its services as investment adviser, the Steward Short-Term Select Bond Fund paid CAMCO fees equal to 0.25% of its average net assets for its fiscal period ended April 30, 2007.

          Russell Investment Management Company ("RIMCo"), located at 909 A Street, Tacoma, Washington 98402, acts as investment adviser to Steward Multi-Manager Equity Fund ("MME Fund").  RIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and, as of June 30, 2007, managed over $41.7 billion in 45 mutual fund portfolios.  RIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company ("Russell").

          Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans.  Russell provides RIMCo with the money manager research services that it provides to its other clients.  MME Fund does not compensate Russell for these services.  Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

          Russell is a subsidiary of The Northwestern Mutual Life Insurance Company.  Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

          RIMCo provides or oversees the provision of all investment advisory and portfolio management services for MME Fund, including development of the investment program for MME Fund.  RIMCo selects, subject to approval by MME Fund's Board, money managers for MME Fund, allocates MME Fund assets among the money managers, oversees the money managers and evaluates their results.  Subject to the Steward Funds' cultural values screening policies, MME Fund's money managers select the individual portfolio securities for the assets assigned to them.  RIMCo also exercises investment discretion over any portion of MME Fund's assets not allocated to the money managers and for the MME Fund's cash reserves by selecting the individual portfolio securities for those portions of assets.  RIMCo may also directly manage portions of MME Fund's assets during periods of transition from one money manager to another.  For its fiscal period ended April 30, 2007, MME Fund paid RIMCo fees equal to 0.55% annualized of MME Fund's net assets.  From its advisory fees, RIMCo, as agent for the Fund, pays all fees of the money managers for their investment selection services.

          Portfolio Managers  The Portfolio Manager for MME Fund is Tereasa Gandhi. Ms. Gandhi has served as Portfolio Manager for RIMCo since January 2006, and is primarily responsible for the day-to-day investment management of MME Fund. Before rejoining Russell as a senior Research Analyst in September 2003, Ms. Gandhi was a consultant on Russell Developing Managers initiative from February 2003 to September 2003. From 2000 to April 2002, Ms. Gandhi was a Russell client executive for Russell/Mellon Analytical Service's Strategic Institutional Services Group. The Portfolio Manager for Steward Domestic All-Cap Equity Fund, Steward Small-Cap Equity Fund and Steward International Equity Fund is John R. Wolf.    Mr. Wolf is Senior Vice President and Equity Portfolio Manager of CAMCO in addition to being a member of CAMCO's investment team.  Mr. Wolf  began his career in 1983 with the Dreyfus Corporation and in 1987 joined Oppenheimer Capital as an accounting manager supervising both equity and fixed income mutual funds.  In 1992, Mr. Wolf joined New Castle Advisers which managed fixed income portfolios and mutual funds.  In 1996, New Castle Advisers was acquired by Capstone where Mr. Wolf serves in his current capacity.  Mr. Wolf received his Bachelor's Degree from Hofstra University and his Masters Degree from Manhattan College.

          The Portfolio Manager for the Steward Select Bond Fund and the Steward Short-Term Select Bond Fund is Howard Potter.  Mr. Potter serves as Executive Vice President and Fixed Income Portfolio Manager of CAMCO and Senior Vice President of Steward Funds, Inc. and Capstone Series Fund, Inc.  He is also a member of CAMCO's investment team. Mr. Potter began his investment career trading financial futures as a local floor trader. During the early 1980's, he published weekly newsletters on financial futures and debt options at Donaldson, Lufkin & Jenrette, Inc. In 1984, Mr. Potter joined Oppenheimer & Co. to spearhead the Risk Management Group. In 1991, he founded New Castle Advisers, Inc. to manage fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone.  Mr. Potter received his Bachelor's Degree from the University of Wisconsin and his Masters Degree from Northwestern University.

          The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager's ownership of securities in the Fund for which he provides portfolio management services.

Money Managers

          Most of the MME Fund's assets are allocated among the money managers listed below.  Assets not allocated to money managers are managed by RIMCo.  RIMCo, as MME Fund's investment adviser, may change the allocation of MME Fund's assets among the money managers at any time.  Pursuant to an exemptive order obtained by Steward Funds, Inc. ("SFI") from the Securities and Exchange Commission, RIMCo may engage or terminate a money manager at any time, subject to the approval of MME Fund's Board without a shareholder vote.  MME Fund will notify its shareholders within 90 days of when a new money manager begins providing services.  MME Fund selects money managers based primarily on the research and recommendations of RIMCo.    RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money manager's investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies.  Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

          Subject to the limitations of the Funds' cultural values screening policies and to the MME Fund's investment objective and policies, each money manager has complete discretion to select portfolio securities for its segment of MME Fund.  Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo.  RIMCo develops such constraints for each money manager based on RIMCo's assessment of the money manager's expertise and investment style.  By assigning more specific constraints to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are  subject to general oversight by the Board and MME Fund's officers,  neither the Board, MME Fund's officers, RIMCo nor Russell evaluate, the investment merits of a money manager's individual securities selections.

          The money managers have no affiliations with the Funds or their service providers other than their management of assets of MME Fund.  Each money manager is principally engaged in managing institutional investment accounts.  These money managers may also serve as managers or advisers to other investment companies that are not affiliated with the Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Russell Trust Company.

MME Fund's current money managers and their addresses are:

AllianceBernstein, L.P. - 1345 Avenue of the Americas, New York, NY 10105.

Ark Asset Management Co., Inc. - 125 Broad Street, New York, NY 10004.

Jacobs Levy Equity Management, Inc. - 100 Campus Drive, P.O. Box 0650, Florham Park, NJ 07932.

Lord, Abbett & Company, LLC - 90 Hudson Street, Jersey City, NJ 07302-3973.

MFS Institutional Advisors Inc. - 500 Boylston Street, Boston, MA 02116.

          A discussion of the basis for the Board's approval of the investment advisory agreements for Steward Domestic All-Cap Equity Fund, Steward Small-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Select Short-Term Bond Fund is contained in the Steward Funds, Inc. annual report for the  period ended April 30, 2007.  The investment advisory and Money Manager contracts for MME Fund are still within their original two-year term.  A discussion regarding the basis for the Board's initial approval of MME Fund's investment advisory contract with RIMCo and the contracts with MME Fund's Money Managers is available in the Statement of Additional Information for Steward Funds, Inc. dated December 27, 2005.  Discussion of an interim review of these contract is contained in the Steward Funds, Inc. annual report for the period ended April 30, 2006, and a discussion of changes to the contracts with certain Money Managers is contained in the Steward Funds, Inc. semi-annual report for the period ended October 31, 2006.

Administrator

          CAMCO acts as administrator for each Fund.  For its services as administrator, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

Buying and Selling Fund Shares

Share Price

          The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer.  NAV is  generally calculated  as of the close of regular  trading  on the New York Stock  Exchange ("Exchange"),  normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time.  The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday.  In addition to days the Exchange is closed for trading, Steward Select Bond Fund and Steward Short-Term Select Bond Fund do not price their shares on days the bond markets are closed for trading.  Such additional days are normally Columbus Day and Veteran's Day.  NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity  securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported  bid and asked  prices, (ii) by valuing securities traded on the NASDAQ  market, at the Nasdaq Official

Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last  reported  bid and asked  prices,  (iii) valuing  other equity securities at the mean between the last reported bid and asked prices and (iv)  valuing  any  securities  for which  market  quotations  are not  readily available  and any other assets at fair value as determined in good faith by the Board.

          Debt  securities  (other  than  short-term  obligations)  including  listed issues,  are valued at the bid price on the basis of  valuations  furnished by a pricing  service  which  utilizes  electronic  data  processing  techniques  to determine  valuations  for  normal  institutional  size  trading  units  of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost.  Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

          In the event a price for a particular security is not available, or the available price is believed by a Fund's Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board, which in certain cases require involvement of a Valuation Committee of the Board.  It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets.  Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

          A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities.  If an event were to occur after the value of a Fund portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board.  Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Minimum Investment

          Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum.  There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

          Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000.  The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

          The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

Share Certificates

          The Funds will not issue certificates representing shares.

Telephone Transactions

          Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be  liable  for any  fraudulent  order  as long  as the  Funds  have  taken reasonable  steps to assure  that the order was proper.  Also note that, during unusual market conditions, you may experience delays in placing telephone orders.  In that event, you should try one of the alternative procedures described below.

Purchasing Fund Shares

          You may use any of the following methods to purchase Fund shares:

          Through Authorized Dealers.  You may place your order through any dealer authorized to take orders for the Funds.  (An authorized dealer is one that has entered into a selling agreement with the Fund's distributor.  A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund.)  If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day's NAV.  Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined.  It is the dealer's responsibility to transmit orders timely.

          Through the Distributor.  You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, to the Funds' Transfer Agent:

Transfer Agent's Address

Steward Funds
c/o Citi Fund Services, Inc.
P.O. Box 183004
Columbus, OH 43218-3004

o	Effective August 1, 2007, the BISYS Group Inc was acquired by and became a wholly owned subsidiary of Citi Investor Services, Inc.

          Remember to make your check in an amount no less than any applicable minimum noted above.  Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted.  Subsequent  investments  may be mailed to the same  address.  Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

          Investing By Wire Transfer.  You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

          For an initial investment by wire transfer, you must first call the Funds' Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

          You must follow up your wire transfer with a completed Investment Application.  An  application  may be obtained  by  calling  1-800-262-6631  or by  visiting  the  Funds'  website  at www.Stewardmutualfunds.com.  Mail the application to the Transfer Agent's address (see above).

          Subsequent investments may also be made by wire transfer at any time by following the above procedures.  The wire transfer must include your name and your Fund account number.

In-Kind Purchases

          A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, if any, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund's investment objective and policies.  The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund's policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined.  A Fund will not accept securities for in-kind purchase of shares unless the Fund's investment adviser determines that the value of such securities can be calculated under the Fund's regular procedures for valuing its portfolio securities.  A Fund also generally will not accept securities that are subject to restrictions on resale.  As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities.  Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle.

Telephone Investment

          After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application.  You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

          The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.  For Institutional Class shares,  the  minimum  telephone purchase is $50,000  and the maximum is five times the NAV of your shares  held, for which  payment has been  received,  on the day  preceding  your order.

          Your telephone purchase will be priced at the NAV next determined after your call.  Payment for your order must be received within three business days.  Mail your payment to the Transfer Agent's address (see above).  If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

          If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208.  Your account can generally be set up for electronic purchases within 15 days.  Your bank or broker may charge for this service.

          Wire transfers (see "Investing by Wire Transfer," above) allow financial institutions to send funds to each other, almost instantaneously.  With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear.  There is generally no fee for ACH transactions.

Pre-Authorized Investment

          If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

          Fund shares may be used for virtually all types of tax-deferred  retirement plans, including traditional and  Roth Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

          The Funds' Board of Directors has determined, based on the Funds' experience, that the Funds are not likely to attract abusive short-term traders due to the fact that the Funds' portfolio securities are primarily traded in U.S. markets and do not offer attractive opportunities to profit from short-term trading.  Accordingly, the Board has determined to permit short-term trading and not to impose a redemption fee on short-term trades at this time.  To the extent that short-term trading does occur, such trading may result in additional costs for the Funds.  Any future changes to the Funds' policies and procedures regarding frequent transactions will be disclosed in an amendment or supplement to the Funds' Prospectus.

Customer Identification Information

          To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

          As a result, the Funds must obtain the following information for each person that opens a new account:

o	Name;

o	Date of birth (for individuals);

o	Residential or business street address (although post office boxes are still permitted for mailing); and

o	Social security number, taxpayer identification number, or other identifying number.

          You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.  Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.  After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified.  The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.  If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

          The price to sell one share of each Fund is the Fund's NAV.  You may redeem your Fund shares on any business day using one of the following procedures:

          Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund.  The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received.  The Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service.  Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

          Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above).  You will generally receive a check for your redemption amount within a week after your check is received.  The Funds do not charge any fee for redemptions.  If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee.  A signature guarantee will be required if:

o	you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

o	you want to transfer ownership of the shares.

          Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

          Redemption  of  Shares  Purchased  by  Check - Redemptions  of  amounts purchased by check may be withheld until the purchase  check has cleared,  which may take up to 15 days from the purchase date.

Expedited Redemption

          If you want to redeem at least $1,000 of Fund  shares and have not  declined banking services on the Investment  Application  currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a  broker-dealer  or commercial  bank that you  previously  designated on the Investment  Application  by  calling  the  Transfer  Agent  at  1-800-695-3208.  Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves.  The Funds do not impose a special fee for this service.  However, they (and their service providers) reserve the right to modify or not to offer this service in the future.  They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

          If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually.  If you elect this  plan,  you  must  elect  to have  all  your  dividends  and  distributions reinvested in shares of the particular  Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment.  Payments under this plan will terminate when all your shares have been redeemed.  The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

          You may terminate this plan at any time by writing to the Transfer Agent.  You continue to have the right to redeem your shares at any time.  The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

          If you request a redemption in excess of $1 million, each Fund reserves the right to pay any  portion of the  redemption  proceeds  in  securities  from the Fund's  portfolio  rather than in cash,  in  accordance  with  applicable  legal requirements.  In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them.  To the extent practicable, the Fund will use only liquid securities for redemptions in kind.  If the applicable Adviser determines that it is in the best interests of a Fund to include illiquid securities in a redemption in kind, the redeeming shareholder may have difficulty selling such securities at a price representing their fair value.

Redemption Suspensions or Delays

          Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, when trading on such exchange is restricted, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

          Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under "Minimum Investment," above, due to your redemptions or exchanges.  Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed.  An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

          On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200.  The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria.

Exchanging Fund Shares (See also "Redeeming Fund Shares")

          You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of each Fund.  There is no sales charge or other fee.  Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange.  Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange.  The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

          You may place an exchange order by:

o	mailing your exchange order to the Transfer Agent's address.

o	telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

          Remember that your exchange involves a sale of shares, with possible tax consequences.  See "Dividends, Distributions and Taxes," below.

Distributor; Service and Distribution Plan

          Capstone Asset Planning Company ("CAPCO"), an affiliate of CAMCO, serves as the Funds' distributor.  Each of the Funds has adopted, for its Individual Class shares, a Service and Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan allows each Fund, out of assets attributable to Individual Class shares, to compensate CAPCO at an annual rate of 0.25% for its services in connection with the sale and distribution of Individual Class shares and for services to Individual Class shareholders.  Because these fees are paid out of Individual Class assets on an on-going basis, over time these fees will increase the cost of your investment in Individual Class shares and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

          Dividends and Distributions

          Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge.  However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gain distributions in additional Fund shares; or
Option # 2 -- receive all dividend and capital gain distributions in cash; or
Option #3 -- receive capital gain distributions in cash and income dividends in additional shares.

          Each Fund intends to declare and pay any income dividends quarterly.  Capital gains, if any, will be paid at least annually, generally in December.

          Tax Treatment of Dividends, Distributions and Redemptions

          If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

          If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund.  This is true whether you reinvest your distributions in additional shares or receive them in cash.  Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

          If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains.  A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

          When you sell or exchange shares, you may have a capital gain or loss.  The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.  Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

          The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain.  Distributions that are declared in December but paid in January are taxable as if they were paid in December.  The Funds make no representation or warranty as to the amount or variability of each Fund's capital gains distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders' redemption patterns and, with respect to MME Fund, cash equitization activity.

          Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.  Non-U.S. investors may be subject to U.S. withholding and estate tax.

          A Fund, particularly MME Fund and Steward International Equity Fund, may occasionally invest in securities of issuers in certain foreign countries.  A Fund may have taxes withheld on the income received from those securities.

          By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

Tax Treatment of In-Kind Purchases

          Steward Multi-Manager Equity Fund, soon after it commenced operations, issued shares in exchange for securities in certain large tax-free transactions.  Because of the tax-free nature of these initial transactions, the Fund's tax basis in the transferred securities is the same as the tax basis of the contributing shareholder.  As a result, the amount of gain realized by the Fund on disposition of those securities, and the amount of capital gains required to be distributed to shareholders, may be greater than if the Fund had not accepted those initial in-kind purchases.

          THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY.  YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

          Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "TAXES" in the Statement of Additional Information.

Financial Highlights

          The following highlights tables are intended to help you understand the financial performance of the Steward Domestic All-Cap Equity Fund, the Steward Select Bond Fund, the Steward Multi-Manager Equity Fund, the Steward International Equity Fund and the Steward Short-Term Select Bond Fund since each Fund's respective commencement of operations and the financial performance of the Steward Small-Cap Equity Fund for the year ended April 30, 2007, the period from November 1, 2005 to April 30, 2006 and for each of the years in the four-year period ended October 31, 2005.  The "Per Share Data" reflects financial results for a single Fund share.  The "Total Return" numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions).  .  The information for the year ended April 30, 2007 has been audited by Cohen Fund Audit Services, Ltd., whose report, along with each such Fund's financial statements, is included in the Funds' annual report for the fiscal year ended April 30, 2007, which is available on request. (See "How to Get More Information," below.) The financial statements and financial highlights for fiscal years or periods indicated ending prior to April 30, 2007 were audited by another independent registered public accounting firm which expressed unqualified opinions on those financial statements and highlights.

Steward Funds, Inc.
Financial Highlights
Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class Year Ended April 30, 2007	Institutional Class Year Ended April 30, 2007	Individual Class Year Ended April 30, 2006	Institutional Class Year Ended April 30, 2006	Individual Class Period Ended April 30, 2005(a)		Institutional Class Period Ended April 30, 2005(a)

Net Asset Value, Beginning of Period	$30.33	$30.33	$25.47	$25.47	$25.00		$25.00
Investment Operations:
Net investment income	0.22	0.27	0.16	0.22	0.12		0.14
Net realized and unrealized gain on investments	3.20	3.23	5.15	5.16	0.45		0.46
Total from investment operations	3.42	3.50	5.31	5.38	0.57		0.60
Distributions from:
Net investment income	(0.09)	(0.26)	(0.16)	(0.23)	(0.10)		(0.13)
Net realized gains	(1.47)	(1.47)	(0.29)	(0.29)	-		-
Total distributions	(1.56)	(1.73)	(0.45)	(0.52)	(0.10)		(0.13)
Net Asset Value, End of Period	$32.19	$32.10	$30.33	$30.33	$25.47		$25.47
Total Return	11.65%	11.95%	20.95%	21.25%	2.26	%(b)	2.37	%(b)
Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$2,164	$88,362	$3,693	$89,555	$2,896		$67,835
Ratio of expenses to average net assets	0.93%	0.68%	1.01%	0.76%	1.21	%(c)	0.96	%(c)
Ratio of net investment income to average net assets	0.64%	0.88%	0.54%	0.79%	0.69	%(c)	0.93	%(c)
Portfolio turnover rate *	14%	14%	8%	8%	16%		16%

(a)	For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b)	Not annualized.
(c)	Annualized
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.
Financial Highlights
Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class Year Ended April 30, 2007	Institutional Class Year Ended April 30, 2007	Individual Class Year Ended April 30, 2006	Institutional Class Year Ended April 30, 2006	Individual Class Period Ended April 30, 2005(a)		Institutional Class Period Ended April 30, 2005(a)

Net Asset Value, Beginning of Period	$23.89	$23.90	$24.73	$24.73	$25.00		$25.00
Investment Operations:
Net investment income	1.01	1.04	0.89	0.93	0.43	(d)	0.46	(d)
Net realized and unrealized gain (loss) on investments	0.38	0.40	(0.86)	(0.83)	(0.40)		(0.40)
Total from investment operations	1.39	1.44	0.03	0.10	0.03		0.06
Distributions from:
Net investment income	(0.93)	(1.04)	(0.87)	(0.93)	(0.29)		(0.32)
Net realized gains	-	-	-	-	(0.01)		(0.01)
Total distributions	(0.93)	(1.04)	(0.87)	(0.93)	(0.30)		(0.33)
Net Asset Value, End of Period	$24.35	$24.30	$23.89	$23.90	$24.73		$24.73
Total Return	5.99%	6.16%	0.07%	0.36%	0.14	%(b)	0.25	%(b)
Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$2,009	$102,796	$2,583	$100,798	$3,050		$92,265
Ratio of expenses to average net assets	0.97%	0.69%	0.97%	0.72%	1.07	%(c)	0.82	%(c)
Ratio of net investment income to average net assets	4.05%	4.32%	3.53%	3.78%	2.92	%(c)	3.17	%(c)
Portfolio turnover rate *	32%	32%	40%	40%	44%		44%

(a)	For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b)	Not annualized.
(c)	Annualized.
(d)	Computed using average shares outstanding through the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.
Financial Highlights
Steward International Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class Year Ended April 30, 2007	Institutional Class Year Ended April 30, 2007	Individual Class Period Ended April 30, 2006(a)		Institutional Class Period Ended April 30, 2006(a)

Net Asset Value, Beginning of Period	$26.39	$26.43	$25.00		$25.00
Investment Activities:
Net investment income	0.38	0.45	0.04		0.09
Net realized and unrealized loss on investments	3.59	3.59	1.35		1.34
Total from Investment Activities	3.97	4.04	1.39		1.43
Distributions from:
Net investment income	(0.42)	(0.48)	-		-
Net realized gains	(0.07)	(0.07)	-		-
Total Dividends	(0.49)	(0.55)	-		-
Net Asset Value, End of Period	$29.87	$29.92	$26.39		$26.43
Total Return	15.43%	15.67%	5.56	%(b)	5.72	%(b)
Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$86	$31,093	$3		$15,934
Ratio of expenses to average net assets	1.28%	1.03%	1.53	%(c)	1.31	%(c)
Ratio of net investment income to average net assets	1.55%	1.82%	2.61	%(c)	2.83	%(c)
Portfolio turnover rate *	6%	6%	1%		1%

(a)	For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(b)	Not annualized.
(c)	Annualized.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.
Financial Highlights
Steward Multi-Manager Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class Year Ended April 30, 2007	Institutional Class Year Ended April 30, 2007	Individual Class Period Ended April 30, 2006(a)		Institutional Class Period Ended April 30, 2006(a)

Net Asset Value, Beginning of Period	$10.32	$10.37	$10.00		$10.00
Investment Activities:
Net investment income	0.04	0.07	0.01		0.02
Net realized and unrealized loss on investments	1.00	1.01	0.32		0.37
Total from Investment Activities	1.04	1.08	0.33		0.39
Distributions from:
Net investment income	(0.04)	(0.07)	(0.01)		(0.02)
Net realized gains	(0.59)	(0.59)	-		-
Total Dividends	(0.63)	(0.66)	(0.01)		(0.02)
Net Asset Value, End of Period	$10.73	$10.79	$10.32		$10.37
Total Return	10.48%	10.83%	3.34	%(b)	3.86	%(b)
Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$90	$166,469	$6		$185,832
Ratio of expenses to average net assets	1.33%	1.06%	1.24	%(c)	1.00	%(c)
Ratio of net investment income to average net assets	0.36%	0.65%	0.40	%(c)	0.64	%(c)
Portfolio turnover rate *	95%	95%	28%		28%

(a)	For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(b)	Not annualized.
(c)	Annualized.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.
Financial Highlights
Steward Short-Term Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class Year Ended April 30, 2007	Institutional Class Year Ended April 30, 2007	Individual Class Period Ended April 30, 2006(a)		Institutional Class Period Ended April 30, 2006(a)

Net Asset Value, Beginning of Period	$24.95	$25.02	$25.00		$25.00
Investment Activities:
Net investment income	0.95	0.99	-		0.12
Net realized and unrealized loss on investments	0.01	0.09	(0.05)		(0.10)
Total from Investment Activities	0.96	1.08	(0.05)		0.02
Distributions from:
Net investment income	(0.95)	(1.00)	-		-
Net realized gains	-	-	-		-
Total Dividends	(0.95)	(1.00)	-		-
Net Asset Value, End of Period	$24.96	$25.10	$24.95		$25.02
Total Return	3.95%	4.42%	(0.20)	%(b)	0.08	%(b)
Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$39	$22,463	-		$20,019
Ratio of expenses to average net assets	1.18%	0.95%	1.30	%(c)	1.05	%(c)
Ratio of net investment income to average net assets	3.87%	4.00%	3.39	%(c)	3.64	%(c)
Portfolio turnover rate *	7%	7%	0%		0%

(a)	For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(b)	Not annualized.
(c)	Annualized.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Capstone Series Fund, Inc.
Financial Highlights
Steward Small-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class Year Ended April 30, 2007	Institutional Class Year Ended April 30, 2007	Individual Class Period Ended April 30, 2006(a)		Institutional Class Period Ended April 30, 2006(a)		Year Ended October 2005*	Year Ended October 2004*		Year Ended October 2003*	Year Ended October 2002*

Net asset value at beginning of period	$13.26	$13.21	$12.99		$13.11		$12.30	$11.68		$10.20	$12.08
Investment Operations:
Net investment income/(loss)	(0.08)	(0.01)	(0.04)		-		0.02	(0.02)		0.02	0.01
Net realized and unrealized gain/(loss) in investments	1.00	1.01	1.93		0.10		0.69	0.66		1.47	(1.88)
Total from investment operations	0.92	1.00	1.89		0.10		0.71	0.64		1.49	(1.87)
Distribution from:
Net investment income	-	-	-		-		(0.02)	(0.02)		(0.01)	(0.01)
Net realized gains	(0.58)	(0.58)	(1.62)		-		-	-		-	-
Total distributions	(0.58)	(0.58)	(1.62)		-		(0.02)	(0.02)		(0.01)	(0.01)
Net asset value at end of period	$13.60	$13.63	$13.26		$13.21		$12.99	$12.30		$11.68	$10.20
Total Return	7.16%	7.79%	15.95	%(b)	0.76%		5.79%	5.44%		14.59%	(15.48	) %
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$44,367	$323	$46,112		-		$42,455	$45,898		$47,659	$45,427
Ratio of total expenses to average net assets	1.50%	1.28%	1.71	%(c)	1.46	%(c)	1.67%	1.55%		1.43%	1.38%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.45)%	(0.59	)%(c)	(0.34	) %	0.16%	(0.12	) %	0.14%	0.06%
Portfolio turnover rate**	20%	20%	30%		30%		113%	34%		20%	94%

(a) For the period from November 1, 2005 to April 30, 2006.
(b) Not Annualized
(c) Annualized

*	For the years 2002-2005, the Fund had only one class of shares.
* *	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

How to Get More Information

                    Further information about the Funds is contained in:

o	The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

o	Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include letters from Fund management describing each Fund's investment strategies and discussing market conditions and trends that significantly affected the Funds during their last fiscal year.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631. You may also visit the Funds' website at http://www.stewardmutualfunds.com, where it is intended that this information will be available on a going-forward basis.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission ("SEC") by:

o	Visiting the SEC's public reference room. (Call 1-202-551-8090 or e-mail publicinfo@sec.gov for information).

o	Sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov..

o	Visiting the SEC's EDGAR database on its website - http://www.sec.gov.

The Investment Company Act File Number with the SEC for Steward Small-Cap Equity Fund is: 811-1436

The Investment Company Act File Number with the SEC for all the other Funds is 811-01597.

THE STEWARD FUNDS

Steward Multi-Manager Equity Fund

Steward Domestic All-Cap Equity Fund

Steward Select Bond Fund

Steward International Equity Fund

Steward Short-Term Select Bond Fund

(the foregoing are all series of Steward Funds, Inc.)

Steward Small-Cap Equity Fund

(a series of Capstone Series Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 28 , 2007

          This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated August 28, 2007.  This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

          The report of Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report for the period ended April 30, 2007  ("Annual Report") is incorporated herein by reference to such Report.  Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.

          The financial statements for the year ended April 30, 2007 in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by, Cohen Fund Audit Services, Ltd,  an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.  The financial statements and financial highlights for fiscal periods ended prior to April 30, 2007 were audited by another independent registered public accounting firm which expressed unqualified opinions on those financial statements and highlights.

TABLE OF CONTENTS

General Information

Investment Strategies

Portfolio Holdings Disclosure Policies

Investment Restrictions

Performance and Yield Information

Directors and Executive Officers

Portfolio Transactions and Brokerage

Determination of Net Asset Value

How to Buy and Redeem Shares

Dividends and Distributions

Taxes

Other Information

GENERAL INFORMATION

          Steward Small-Cap Equity Fund is a series of Capstone Series Fund, Inc. ("CSFI"), an open-end diversified management company registered under the Investment Company Act of 1940, as amended ("1940 Act").  It was incorporated in New Jersey in 1952 and commenced business shortly thereafter.  On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc.  to Capstone U.S. Trend Fund, Inc.  Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.  On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. and the Fund was redesignated Capstone Growth Fund.  On December 20, 2005, the name of the Fund was changed to Steward Small-Cap Equity Fund and it classified its shares into two classes.    The original class has been designated "Individual Class" and the new class is designated "Institutional Class."  Each class represents an interest in the Fund, but is subject to different rights, expenses and privileges.

          Steward Domestic All-Cap Equity Fund, Steward Multi-Manager Equity Fund, Steward Select Bond Fund, Steward International Equity Fund and Steward Short-Term Select Bond Fund are series of Steward Funds, Inc. ("SFI"), an open-end diversified management company registered under the 1940 Act.  The shares of each Fund have been divided into two classes, designated Individual Class shares and Institutional Class shares.  Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges.  SFI was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act.  On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the corporate entity became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc.  The  name of the corporate entity was changed to Capstone Christian Values Fund on March 13, 2000.  On June 3, 2004, the name was changed to Steward Funds, Inc.

          Capstone Asset Management Company ("CAMCO") serves as investment adviser to Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward International Equity Fund and Steward Short-Term Select Bond Fund.  Russell Investment Management Company ("RIMCo") is investment adviser to Steward Multi-Manager Equity Fund and allocates this Fund's assets among different money managers.  CAMCO and RIMCo may also each be referred to herein as "Adviser."  CAMCO also serves as administrator to each of the Funds, and CAMCO's affiliate, Capstone Asset Planning Company, is the Funds' distributor. (See "Advisers, Money Managers and Administrator" and "Distributor").

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by a Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

          Steward Multi-Manager Equity Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses).  To fulfill its intention to be fully invested at all times, the Fund's cash reserves are invested in short-term investments, including without limitation money market funds.  In addition to investing in such short-term investments, to the extent permitted by the Fund's cultural values policies, the Fund may use a  strategy for a portion of its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities or fixed-income securities and/or derivatives, including index futures contracts, index options and/or index swaps in amounts that expose the cash reserves to the performance of the relevant index.  This is intended to cause the Fund to perform as though a portion of its cash reserves were actually invested in those markets while enabling the Fund to hold cash.

          Although it is expected that Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward International Fund and Steward Short-Term Select Bond Fund will each normally be invested consistent with its investment objectives and policies, each of those Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending CAMCO's ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equity securities.  The short-term instruments in which these Funds may invest include: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

          The Funds' short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

          Steward Small-Cap Equity Fund, Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Common stocks do not contain a guarantee of value -- their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

          Steward Small-Cap Equity Fund, Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a  Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

          The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a  Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

          Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Multi-Manager Equity Fund and Steward International Equity Fund may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a  Fund's entire investment therein).

          Steward Small-Cap Equity Fund, Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

          Steward Small-Cap Equity Fund, Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund may invest in the equity securities of certain small cap and mid cap companies. Small cap and mid cap companies tend to be smaller, less established companies, and investment in securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies.  Small cap and mid cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small and mid cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Foreign Securities

          Steward International Equity Fund invests primarily in Depositary Receipts representing securities of non U.S. issuers. Although the Steward Small-Cap Equity Fund, Steward Multi-Manager Equity Fund and Steward Domestic All-Cap Equity Fund expect to invest principally in securities of U.S. issuers.  These Funds may also invest in some foreign securities. The Funds may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities.  Certain of these investments may be made directly by the Funds; others may be indirect, through another investment company in which the Funds may invest.  Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations.  Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

          A Fund's foreign investments may include emerging market stock.  The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets.  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets.  Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries.  Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

          Foreign government securities in which a Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  These securities also include debt securities of "quasi-government agencies."

          A Fund, including Steward Multi-Manager Equity Fund, may invest in equity securities of non-U.S. issuers, in the form of  American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") (together, "Depositary Receipts"), or other securities convertible into securities of eligible European or Far Eastern issuers.  The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated.  An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation.  An EDR, which is sometimes referred to as a Continental Depositary Receipt ("CDR"), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities.  Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets.  GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.  GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system.  For purposes of the Funds' investment policies, the Funds' investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

          Depositary Receipt facilities may be established as either "sponsored" or "unsponsored."  While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility.  Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities.  Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although

Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities.  The Funds may invest in sponsored and unsponsored Depositary Receipts.  Although a Fund does not intend generally to invest more than 5% of its total assets in equity securities of non-U.S. issuers, a Fund's investments in Depositary Receipts will not be subject to such limitations.  Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

Government Obligations

          Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities.  Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds.  U.S. Treasury bills have, at the time of issuance, maturities of one year or less.  U.S. Treasury notes have, at the time of issuance, maturities of one to ten years.  U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years.  Obligations of U.S. Government agencies and instrumentalities have various degrees of backing.  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association ("GNMA") participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.  Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits.  Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Tennessee Valley Authority and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.  Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation.  No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so.  Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest.  The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations.  The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments,  When-Issued Transactions and Free Trade Transactions

          A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale.  When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, which may be a month or more.  Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.  A Fund may dispose of a commitment prior to settlement if its Adviser deems it appropriate to do so.  In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates.  A Fund may realize short-term profits or losses upon the sale of such commitments.

          Steward Multi-Manager Equity Fund may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities.  Cash payment in such instances generally occurs on the next business day in the local market.  "Free trade" transactions involve the risk of loss to the Fund if the other party to the "free trade" transactions fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

Eurodollar and Yankee Dollar Investments

          When appropriate to its investment objective and policies, a Fund may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.   (See also "Bank Obligations," below.)

Bank Obligations

          These obligations include negotiable certificates of deposit and bankers' acceptances.  A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank.  A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody's or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.  A Fund's bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits Eurodollar time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are US dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

          Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities.  Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.  All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward International Fund and Steward Short-Term Select Bond Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by CAMCO.  Steward Multi-Manager Equity Fund does not have rating requirements for its commercial paper investments.  A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

          The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price.  The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase.  The agreed-upon rate is unrelated to the interest rate on that security.  The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price.  A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds' Board of Directors ("Board").  In the event of default by the seller under the repurchase agreement, a  Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

Reverse Repurchase Agreements

          A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's Adviser or money manager to be inconvenient or disadvantageous.  A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value.  The Fund retains record ownership of the security involved, including the right to receive interest and principal payments.  At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest.  Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

Corporate Debt Securities

          Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities.  A Fund's investment in these instruments must comply with the Fund's rating criteria.

Loans of Portfolio Securities

          A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

          Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds.  Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs.  The remaining amount is divided between the Fund and the lending agent.

          A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities.  Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

          Loans of portfolio securities entail certain risks.  A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions.  Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding.  To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.  Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

          Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds ("ETFs"), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations.  If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company's outstanding voting shares and the Fund's investments in other investment companies in the aggregate does not exceed 10% of the Fund's assets.  If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds' aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding shares of such other investment company (see "Restricted and Illiquid Securities," below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company.  To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself.  A Fund's investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company.  The Funds may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

          ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts.  Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index.  Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index.  ETFs have expenses, including advisory and administrative fees, that are borne by ETF shareholders.  As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

          Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price.  Thus, ETF shares could trade at either a premium or discount to net asset value.  Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day.  Also, an approximation of actual net asset value is disseminated throughout the trading day.  If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed.  Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values.  If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Church Mortgage Bonds

          Steward Select Bond Fund and Steward Short-Term Select Bond Fund may invest in church mortgage bonds. Church mortgage bonds are corporate debt securities issued by non-profit organizations ("Borrowers") that have a stated Christian mission, including local churches, denominations and associations, educational institutions, para-church and other Christian mission-related organizations for purposes including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture. They typically pay interest semi-annually and mature serially over a period from 6 months to as long as 30 years. A First Trust Deed on the Borrower's real property normally secures these bonds. Because church mortgage bonds do not have an active secondary market and are illiquid, they are typically issued with yields that are higher than those of corporate bonds of similar credit quality and maturity.

          When interest rates rise, the values of already-issued fixed income securities generally decline. When interest rates fall, the values of already-issued fixed income securities generally rise.

          Church mortgage bonds are secured by a deed of trust on the issuer's real property held by the trustee in accordance with an indenture of trust. A Fund would generally invest in church mortgage bonds secured by a first priority mortgage lien. In addition, Borrowers pledge revenues from all sources as may be necessary to pay debt service on the church mortgage bonds. Borrowers are typically required to maintain a sinking fund that covers from one month to one year of debt service payments. Borrowers also agree to restrictive covenants that limit the activities of the Borrower. These covenants may include limits on indebtedness, minimum required insurance, maintenance of improvements and financial reporting requirements. Breach of certain covenants is an event of default and, if not waived by the trustee, may give the trustee the right to accelerate principal and interest payments, possession and sale of the real property.

          Borrowers are generally churches, and church-related schools, colleges and other Christian non-profit organizations operating in a variety of geographic regions.

          Church mortgage bonds and church mortgage loans are not rated by nationally recognized statistical rating organizations ("NRSROs") or other independent parties. The Adviser will use a variety of research in determining whether a particular instrument meets a Fund's credit quality standards and in determining how to value these instruments for purposes of determining a Fund's net asset value.

          The church mortgage bond market is not large. The church mortgage bond market is part of the overall church mortgage market, which is estimated at $30 to $40 billion annually. Of that larger market, however, the total principal amount of church mortgage bond financings in 2003, as reported by the principal financing fiduciaries operating in this market, was only about $650 million; for the first nine months of 2004, the principal amount was around $500 million. Individual issues range from $250,000 to $30 million in principal amount. There is limited availability of new church mortgage bond issues, as well as a very limited secondary market for church mortgage bonds. About one-third to one-half of church mortgage bonds are underwritten by a single organization, Strongtower Financial, although there are about a dozen other organizations that also underwrite church mortgage bonds. Because of Strongtower Financial's prominence in the market, it is anticipated that a substantial portion of the Fund's church mortgage bond investments will be instruments that are underwritten by Strongtower Financial. Strongtower Financial is also one of the few organizations that trades these instruments, although the market is currently quite limited. Because of Strongtower Financial's expertise in this market, and because there are no nationally recognized statistical rating organizations ("NRSROs") that provide credit ratings for church mortgage bonds, the Adviser may use information provided by Strongtower Financial to help determine the appropriate credit quality of particular bonds and to assist in determining proper valuations of these instruments.

Church Mortgage Loans

          Steward Select Bond Fund and Steward Short-Term Select Bond Fund may invest in certain senior debt in the form of church mortgage loans. A Fund will purchase a church mortgage loan only if (i) the loan represents the only form of senior debt financing of the Borrower or (ii) the loan is pari passu in the capital structure with other senior debt securities of the Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar to, or more favorable to the Fund than, other obligations of such Borrower. Church mortgage loans are generally arranged through private negotiations between a Borrower and one or more financial institutions, one of which may act as agent with primary responsibility for negotiating the terms of the loan and for ongoing administration of the loan. It is expected that Strongtower Financial will have played a negotiating role in a substantial portion of any church mortgage loans in which a Fund may invest. The discussions relating to interest rates and maturity, Borrowers and credit quality for church mortgage bonds, above, are applicable also to church mortgage loans.

Risks of Church Mortgage Bonds and Loans

          There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for Borrowers. In the absence of other sources of church mortgage bond and church mortgage loan research, the Adviser may obtain information from Strongtower Financial regarding the nature of the church mortgage bond and church mortgage loan market and regarding Borrower credit quality. Strongtower Financial, which is also a principal underwriter for church mortgage bonds, may have conflicts of interest in providing credit quality research for these bonds.

          Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that a Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. An economic downturn or a substantial increase in interest rates would adversely affect the value of a Fund's holdings of these instruments, and thus of its shares and would limit the ability of the Fund to dispose of these instruments. Illiquid securities are also difficult to value, meaning that, to the extent a Fund invests in such instruments, the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

          Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

          Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to a Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in a Fund's net asset value per Share. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of church mortgage bonds and church mortgage loans and in a Fund's net asset value.

          In the event of bankruptcy, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that a Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the church mortgage bond or church mortgage loan.

          As with any fixed-rate instrument, when interest rates rise, the values of already-issued fixed income instruments generally decrease. Investors should be aware that this risk is present even with short-term instruments in which a Fund invests.

Real Estate Investment Trusts

          A Fund may invest in debt or equity securities issued by real estate investment trusts ("REITs"), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations.  A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code").  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

          Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  A Fund's investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act.  Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay its debt to the REIT when due.  Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified.    Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

          A Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities.  There may be undesirable delays in selling illiquid securities at a price representing their fair value.  Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

          Steward Multi-Manager Equity Fund will not invest more than 10% of its net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended ("Securities Act").  This 10% is counted toward the foregoing 15% illiquid securities limit for Steward Multi-Manager Equity Fund.

          Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption.  In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments.  (See "Investment Companies," above.)

          The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the applicable Adviser or money manager in accordance with guidelines approved by the Board.  These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid.

          The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund.  When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted.  Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

          The Board has adopted guidelines and delegated to each Adviser and money manager the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities.  The Board, however, retains oversight and is ultimately responsible for such determinations.  The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Risk Management and Other Special Investment Practices

          A Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for purposes of investment (e.g., as a substitute for investing in securities).  These financial instruments include options, futures, forward contracts and swaps.  Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above.  The Funds will comply with guidelines of the Securities and Exchange Commission ("SEC") regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

          Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

          Options and Futures.  A Fund may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with the Fund's investment objective and strategies.  If other types of options, futures contracts, or options on futures contracts are traded in the future, a Fund may also use those instruments, provided that the Fund's Board determines that their use is consistent with the Fund's investment objectives, and provided that their use is consistent with any restrictions applicable to options and futures contracts currently eligible for use by the Fund.

          To the extent applicable to their operations, the Funds, the Advisers and money managers have taken such action as may be necessary or advisable under applicable law and regulations to assure that the Funds are not deemed to be "commodity pools," the Advisers and money managers are not deemed to be "commodity pool operators" under the Commodity Exchange Act and the Funds, the Advisers and money managers are not subject to registration or regulation as such under the Commodity Exchange Act.

          Options On Securities And Indexes.  A Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.  The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

          Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.  This discussion uses the OCC as an example but is also applicable to other financial intermediaries.  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

          A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on the exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

          Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The staff of the SEC takes the position that OTC Options and the assets used as "cover" for written OTC Options are illiquid.

          Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of such option, the Fund will lose any premium paid for such option and any anticipated benefits of the transaction.  Accordingly, a Fund's Adviser or money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied.  A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any NRSRO or, in the case of over-the-counter currency transactions, determined to be of equivalent credit by the Adviser or the money manager for the Fund.

          An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option.  (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or securities, or certain economic indicators.)  Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

          A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy.  A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate to one another.

          A Fund will write call options and put options only if they are "covered."  In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Fund's custodian ("Custodian")) upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value.  A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.  A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put is held (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

          If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

          To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security.  To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased.  The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

          Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

          A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by a Fund is an asset of the Fund.  The premium received for an option written by a Fund is recorded as a liability.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid and asked prices.

          Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

          As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from the increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, a Fund retains a risk of loss should the price of the underlying security decline.  Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

          If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

          Options on Foreign Currencies.  Where consistent with its investment objective and policies, a Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with the Fund's investment objective and strategies.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.  Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

          Futures Contracts And Options On Futures Contracts.  Where consistent with its investment objective and policies, a Fund may invest in interest rate futures contracts, foreign currency futures contracts or securities index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date.  A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller).  A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index.  Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies.  Examples of such contracts include:  the S&P 500; the Russell 2000(R); the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; and three-month U.S. Treasury bills.  It is expected that other futures contracts will be developed and traded in the future.

          Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

          Each Fund may also purchase and write call and put options on futures contracts.  Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit.  In addition, certain of these instruments are relatively new and without a significant trading history.  As a result, there is no assurance that an active secondary market will develop or continue to exist.  Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

          A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a foreign or U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system.  A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit).  A Fund will write a call or put option on a futures contract only if the option is "covered."  For a discussion of how to cover a written  call or put option, see "Options on Securities and Indexes" above.

          A Fund may enter into futures contracts and options on futures contracts for hedging or non-hedging purposes to effect investment transactions consistent with a Fund's investment objective and strategies.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase.  Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin").  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn interest income on its initial margin deposits.

          A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market."  Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark-to- market its open futures positions.

          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

          Limitations on Use of Futures and Options on Futures Contracts.  When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

          When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated assets).

          When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are in an amount equal to the total market value of the futures contract underlying the call option.  Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

          When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is in the same or higher than the strike price of the put option sold by the Fund.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts.  See "Taxation," below.

          Risks Associated With Futures And Options On Futures Contracts.  There are several risks associated with the use of futures and options on futures contracts as hedging techniques.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.  An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.  Thus, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position.   In addition, certain of these instruments are relatively new and without a significant trading history.  As a result, there is no assurance that an active secondary market will develop or continue to exist.  Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

          Index Swap Agreements.  A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by that Fund or to effect investment transactions consistent with the Fund's investment objective and strategies.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.  The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e., a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).

          Under most swap agreements that may be entered into by the Funds, the parties' obligations are determined on a "net basis."  Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.  A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio.  No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation.  As a result, the swap market has become relatively liquid.

          A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.  The market for swap agreements is largely unregulated.  The Funds will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.

          Foreign Currency Futures Contracts.  When in accordance with its investment objectives and policies, a Fund is  permitted to enter into foreign currency futures contracts.

          A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price.  Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

          A Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Fund's investment objectives and strategies.  When its Adviser or money manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency.  Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position.  A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate.

A Fund may purchase a call or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities.  A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

          Forward Foreign Currency Exchange Transactions.  When in accordance with its investment objective and policies, a Fund may engage in forward foreign currency exchange contracts ("forward contracts") to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund's investment objectives and strategies.  A Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency at a future date.  A forward contract involves an obligation to purchase or sell a specific currency -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese Yen -- at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions.  A Fund may, however, enter into forward contracts containing either or both deposit requirements and commissions.  In order to assure that a Fund's forward contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts.  A Fund may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated.  A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency.  Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency.  A Fund may not enter into a forward contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency).  A Fund may enter into a forward contract to purchase a currency other than that held in the Fund's portfolios.  If a Fund enters into a forward contract, liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.  If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund's commitment with respect to the contract.  Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make deliver of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting contract, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.  Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase.  Should forward prices increase, a Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.  There can be no assurance that new forward contracts or offsets will be available to a Fund.

          Upon maturity of a forward contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate.  A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract.  There can be no assurance that the new forward contracts or offsets will always be available to a Fund.

          The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved.  The use of forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In addition, although forward contracts limit the risk of loss due to a decline in the value of a hedged currency, they also limit any potential gain that might result should the value of the currency increase.

          If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates.  A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code, for a given year.

          Forward contracts are not regulated by the SEC.  They are traded through financial institutions acting as market-makers.  In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

          The market for forward contracts may be limited with respect to certain currencies.  These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security.  Where available, the successful use of forward contracts draws upon an Adviser's or money manager's special skills and experience with respect to such instruments and usually depends on the Adviser's or money manager's ability to forecast interest rate and currency exchange rate movements correctly.  Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time.  In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect.  In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

          A Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of forward contracts.  Forward contracts may be closed out only by the parties entering into an offsetting contract.  Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above.

          Forward contracts are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) the failure of a perceived linkage between various currencies to persist throughout the duration of the contracts.

          Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Contracts And Options Thereon.  Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions,

(3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

          Hedging Strategies.  When in accordance with its investment objective and strategies, a Fund may use equity or fixed income securities and derivatives such as index futures contracts, futures options, exchange traded and over-the-counter options and/or index or interest rate swaps as hedging strategies for a portion of cash reserves held by the Fund.  For example, cash reserves may be exposed to the performance of appropriate markets through the performance of index futures contracts.  As a result, a Fund may realize gains or losses based on the performance of the appropriate market corresponding to the relevant indexes for which futures contracts have been purchased.

          A Fund may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline.  Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities.  Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

          Risks Associated with Hedging Strategies.  There are certain investment risks in using futures contracts and/or options as a hedging technique.  One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge.  Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

          In addition, foreign currency options and foreign currency futures involve additional risks.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds' portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds' Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds' Chief Compliance Officer.

The Funds may publicly disclose monthly their month-end portfolio holdings on their website, www.stewardmutualfunds.com.  The information for each month-end would generally be posted around the middle of the following month.  A Fund may provide portfolio holdings information to Standard & Poor's Corporation no earlier than it is made publicly available as provided above.  Additionally, each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, may be viewed on the SEC's website. Following or simultaneously with any such filing or other public disclosure, the Funds may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure ("trade commentary").

For legitimate business purposes -- for example, in the event of a merger or retention of a new adviser or sub-adviser -- disclosure of non-public information about Fund portfolio holdings may occasionally be determined by a Fund's Chief Compliance Officer, in consultation with the Fund's legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on non-public information.  Nothing in the Funds' policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

A Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

An Adviser's or money manager's trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. An Adviser or money manager may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that a Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to a Funds' policies and procedures would involve a conflict of interest between a Fund's shareholders and the Fund's Adviser or money manager, distributor or any affiliated person of the Fund, its Adviser, money manager, or its distributor, such disclosure may not be made without the approval of a majority of the Fund's independent directors upon a determination that the arrangement is in the best interest of the Fund's shareholders. Neither a Fund nor its Adviser, money manager, distributor or any affiliated person of a Fund, its Adviser, money manager or distributor may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds' Chief Compliance Officer is responsible for monitoring compliance with the Funds' portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds' portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund's portfolio holdings. A Fund's policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

INVESTMENT RESTRICTIONS

          The Funds are subject to investment restrictions designed to reflect their cultural values screening policies.  In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund.  For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions of Steward Domestic All-Cap Equity Fund, Steward International Fund, Steward Select Bond Fund and Steward Select Short-Term Bond Fund

          As a fundamental policy, each Fund has elected to be qualified as a diversified series of SFI.

          Additionally, the Funds may not:

1.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;

7.	make loans to other persons, except (i) loans of portfolio securities: and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

Fundamental Investment Restrictions of Steward Multi-Manager Equity Fund

          As a fundamental policy, the Fund has elected to be qualified as a diversified series of SFI.

          Additionally, the Fund may not:

1.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities or when selling its own shares;

5.	purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

7.	make loans to other persons, except (i) loans of portfolio securities; (ii) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (iii) to the extent the entry into a repurchase agreement is deemed to be a loan; or (iv) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

Fundamental Investment Restrictions of Steward Small-Cap Equity Fund

          As a fundamental policy, the Fund has elected to be classified as a diversified open-end series of Capstone Series Fund, Inc.

          Additionally, the Fund may not:

1.	borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as those terms are used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;

7.	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

          A Fund's classification as a diversified series means, under currently applicable law,  that at least 75% of the value of the Fund's assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which  the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

          With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits.  Open-end registered investment companies, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers.  A registered investment company, such as CSFI or SFI, is, however, permitted to issue separate series of shares (each Fund is a series of CSFI or SFI, as applicable) and to divide those series into separate classes.  (Each of the Individual Class and Institutional Class is such a separate class.)  The Funds have no intention to issue senior securities, except that CSFI and SFI may each issue its shares in separate series and divide those series into separate classes of shares.  Although borrowings could be deemed to be senior securities, each Fund is permitted to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the Fund, and in the event such asset coverage falls below 300 per cent, the Fund shall, within three days thereafter (not including  Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300 percent.  The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of its total assets at the time when the loan is made.  (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts.  With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund's total assets in any one industry or group of industries represents concentration.

          With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets.  A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements.  Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

          An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300 percent, noted above, a Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300 percent.

          A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Fund's Adviser or money manager believes to be consistent with the Fund's best interests.  During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

DIRECTORS AND EXECUTIVE OFFICERS

          The directors provide overall supervision of the affairs of the Funds.  The Funds' directors and executive officers, and their principal occupations for the last five years, are listed below.  All persons named as directors also serve in that capacity for both CSFI and SFI.

          The names of the Funds are abbreviated as follows in the table below:

Steward Multi-Manager Equity Fund	(SMMEQ)
Steward Domestic All-Cap Equity Fund	(SDACEQ)
Steward Small-Cap Equity Fund	(SSCEQ)
Steward International Fund	(SIF)
Steward Select Bond Fund	(SSBF)
Steward Short-Term Select Bond Fund	(SSTSBF)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director***	Other Directorships/ Trusteeships Held by Director

Interested Director

Edward L. Jaroski* 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 60	Director, President & Chairman of the Board	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.	7	Theater under the Stars 2004-Present

Independent Directors

John R. Parker 541 Shaw Hill Stowe, VT 05672 Age: 61	Director	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Self-employed Investor Consultant	7	None

Bernard J. Vaughan 720 S. Church Rd. St. Davids, PA 19087 Age: 78	Director	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Retired	7	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 77	Director	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Financial Consultant; Managing Director of Benefit Capital Southwest	7	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company .

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 47	Director	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 2003 SIF From 2006 SSBF From 2004 SSTSBF From 2006	CEO/President of Freedom Stores, Inc.	7	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director***	Other Directorships/ Trusteeships Held by Director

John M. Briggs 435 Williams Road Wynnewood, PA 19096-1632 Age: 56	Director	SMMEQ From 2005 SDACEQ From 2005 SSCEQ From 2005 SIF From 2006 SSBF From 2005 SSTSBF From 2006	CPA; Treasurer, Philadelphia Affiliate of the Susan G. Komen Breast Cancer Foundation since February, 2005; formerly Partner of Briggs, Bunting & Dougherty, LLP, a registered public accounting firm for more than five years.	7	Director-Healthcare Services Group, Inc.

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 58	Executive Vice President	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Executive Vice President and Portfolio Manager of Capstone Asset Management Company & Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 55	Sr. Vice President	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Executive Vice President and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 44	Sr. Vice President	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 1998 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 61	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 2004 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President of Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004- present; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present	N/A	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director***	Other Directorships/ Trusteeships Held by Director

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 40	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 2004 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Vice President Compliance, Capstone Asset Management Company; Vice President and Chief Compliance Officer of Capstone Asset Planning Company; 2004-present; Officer of other Capstone Funds, 2004-present; Compliance Analyst, Capstone Asset Management Company and Capstone Asset Planning Company, 2002-2004; Paradigm Trading, technical analyst, 1999-2002	N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 47	Treasurer	SMMEQ From 2005 SDACEQ From 2004 SSCEQ From 2004 SIF From 2006 SSBF From 2004 SSTSBF From 2006	Treasurer of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

*	Mr. Jaroski is an "interested person" of CSFI and SFI, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

***	Each of the directors, in addition to their service to the six Steward Funds, is also a Trustee of Capstone Church Bond Fund, a registered closed-end investment company advised by CAMCO.

          The Funds have four committees that report to the Board of Directors.  Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors.  Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board.  Following is a description of each of the committees:

          Audit Committee - The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and to act as a liaison between the Funds' independent auditors and the full Boards.  The Committee approves the appointment and compensation of the Funds' auditors and evaluates their independence.  It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor.  The Committee is composed entirely of independent members of the Board of Directors of the Funds.  Current Committee members are: John M. Briggs, Chairman;  Bernard J. Vaughan, and John R. Parker.  The Committee met four (4) times during the fiscal year ended April 30, 2007.

          Compliance Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures.  Current Committee members are: Leonard B. Melley, Jr., Chairman; James F. Leary, Edward L. Jaroski, John R. Parker, John M. Briggs and Bernard J. Vaughan.  The Committee met four (4) times during the fiscal year ended April 30, 2007.

          Nominating/Corporate Governance - The purpose of this Committee is to select and nominate independent directors to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Funds and overseeing the management of the Funds.  The Committee is composed entirely of independent members of the Board of the Funds.  Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley, Jr., John M. Briggs  and James F. Leary.  The Committee met four (4) times during the fiscal year ended April 30, 2007. The Committee will not consider nominees recommended by shareholders.

          Valuation and Investment Review Committee - The purpose of this Committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance.  Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, Jr., James F. Leary, John M. Briggs and Bernard J. Vaughan.  The Committee met four (4) times during the fiscal year ended April 30, 2007.

          The following table provides information about the directors' ownership of securities in the Funds and in the total Fund Complex

Directors	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds

Interested Director:
Edward L. Jaroski	Small-Cap Equity Fund - over $100,000 Domestic All-Cap Equity Fund - over $100,000 Select Bond Fund $50,001 - $100,000	over $100,000
Independent Directors:
Bernard J. Vaughan	Small-Cap Equity Fund $50,001 - $100,000 Domestic All-Cap Equity Fund $1 - $10,000	$50,001 - $100,000
John M. Briggs	Domestic All-Cap Equity Fund	$10,000 - $50,000
James F. Leary	Small-Cap Equity Fund $1 - $10,000	$1 - $10,000
Leonard B. Melley, Jr.	Small-Cap Equity Fund over $100,000	over $100,000
John R. Parker	Domestic All-Cap Equity Fund $1 - $10,000	$1 - $10,000

*	Information provided as of August 17, 2007

          As of August 17, 2007, the independent directors, and/or any of their immediate family members, did not own any securities issued by CAMCO, RIMCo, any money manager or the Funds' principal underwriter or any company controlling, controlled by or under common control with those entities.

          The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund.  Each independent director serves as a director or trustee on the boards of the registered investment companies comprising the Fund Complex.  The independent directors/trustees are entitled to $2,500 per Board meeting attended and are paid an annual retainer of $9,000.  The Lead Director is paid additional $2,500 for serving the Fund Complex.  All fees received by the directors/trustees are allocated among the portfolios in the Fund Complex based on net assets.  The directors/trustees and officers of the registered investment companies comprising the  Fund Complex are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

          The following table represents the compensation received by the independent directors/trustees during fiscal 2007 from the Capstone Funds complex.

Name of Person, Position	Aggregate Compensation from Funds(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees(4)

James F. Leary, Director/Trustee(1)(2)	$20,910	$0	$0	$21,500
John R. Parker, Director/Trustee(1)(2)	$18,479	$0	$0	$19,000
Bernard J. Vaughan, Director/Trustee(1)(2)	$18,479	$0	$0	$19,000
Leonard B. Melley, Director/Trustee(1)(2)	$18,479	$0	$0	$19,000
John M. Briggs(1)(2) Director/Trustee	$18,479	$0	$0	$19,000

(1)	Director of Steward Funds, Inc. ("SFI")
(2)	Director of Capstone Series Fund Inc. ("CSFI")
(3)	Compensation received by independent directors from SFI and CSFI is allocated among the portfolios in the Fund Complex based on net assets.
(4)	The Fund Complex consists of SFI, CSFI and Capstone Church Bond Fund ("CCBF"). SFI has 5 portfolios, CSFI has 1 portfolio and CCBF has 1 portfolio.

Control Persons and Principal Holders of Securities

          The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund's common stock as of August 17,2007.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by The Shareholder

STEWARD DOMESTIC ALL CAP EQUITY FD IND
Ameritrade, Inc.	12,527.721	18.86%
1005 North Ameritrade Place
Bellevue, NE 68005

Gulf States Conference of SDA Endowment	7,847.692	11.81%
P.O. Box 240249
Montgomery, AL 36124-0249

Princor Financial Services Corporation	7,438.231	11.20%
C/O Pen Trade OPS N-004
P.O. Box 10423
Des Moines, IA 50306

Scottrade, Inc.	4,044.258	6.09%
Attn: Mutual Funds Dept
12855 Flushing Meadow Dr
PO Box 31759
St Louis, MO 63131

STEWARD DOMESTIC ALL CAP EQUITY FD INST
National Financial Services Corp	1,979,270.576	76.13%
Attn Mutual Funds Department
5th Floor, 200 Liberty St
One World Financial Center
New York, NY 10281

Trustlynx & Co	257,483.043	9.90%
PO Box 173736
Denver, CO 80217-3736

STEWARD SELECT BOND FUND IND
Edward E Hobby Rollover IRA	5,693.664	7.46%
4309 N Arthur St
Coeur D'Alene, ID 83815-7962

Capstone Financial Services 401K Profit Sharing Plan & Trust	5,180.258	6.79%
5847 San Felipe, Suite 4100
Houston, TX 77057

Gulf States Conference of SDA Endowment	4,550.719	5.96%
P.O. Box 240249
Montgomery, AL 36124-0249

STEWARD SELECT BOND FUND INST
National Financial Services Corp	4,087,855.483	95.09%
Attn Mutual Funds Department
5th Floor, 200 Liberty St
One World Financial Center
New York, NY 10281

STEWARD MULTI MANAGER EQUITY FUND IND
UMB Bank NA CF	3,628.835	20.19%
World Outreach Church 403B
FBO Phillip Jackson
2410 Amber Glen Ct
Murfreesboro, TN 37128

UMB Bank NA CF	3,372.082	18.76%
World Outreach Church 403RTH
FBO G Allen Jackson
2253 New Salem Rd
Murfreesboro, TN 37128

UMB BANK NA CF	3,013.853	16.77%
Shabach Ministries Inc 403B
FBO Cynthia J Terry
11106 Mission Hills
Mitchellville, MD 20721

Patricia A Roark IRA	1,485.777	8.27%
3713 Coronet Pit Rd
Plant City, FL 33566

STEWARD MULTI MANAGER EQUITY FUND INST
Trustlynx & Co	9,060,897.216	58.54%
PO Box 173736
Denver, CO 80217-3736

National Financial Services Corp	6,412,188.670	41.42%
Attn Mutual Funds Department
5th Floor, 200 Liberty St
One World Financial Center
New York, NY 10281

STEWARD INTERNATIONAL EQUITY FUND IND
UMB Bank NA CF	768.737	13.41%
World Outreach Church 403B
FBO Phillip Jackson
2410 Amber Glen Ct
Murfreesboro, TN 37128

UMB Bank NA CF	714.997	12.47%
World Outreach Church 403RTH
FBO G Allen Jackson
2253 New Salem Rd
Murfreesboro, TN 37128

UMB BANK NA CF	579.527	10.11%
Shabach Ministries Inc 403B
FBO Cynthia J Terry
11106 Mission Hills
Mitchellville, MD 20721

Scottrade, Inc.	565.737	9.87%
Attn: Mutual Funds Dept
12855 Flushing Meadow Dr
PO Box 31759
St Louis, MO 63131

Linsco/Private Ledger Corp	555.219	9.68%
One Beacon St
22nd Floor
Boston, MA 02108

National Financial Services Corp	385.115	6.72%
Attn Mutual Funds Department
5th Floor, 200 Liberty St
One World Financial Center
New York, NY 10281

Penson Financial Services, Inc	286.807	5.00%
1700 Pacific Ave
Suite 1400
Dallas, TX 75201

STEWARD INTERNATIONAL EQUITY FUND INST
National Financial Services Corp	982,805.246	91.32%
Attn Mutual Funds Department
5th Floor, 200 Liberty St
One World Financial Center
New York, NY 10281

Trustlynx & Co	75,123.397	6.98%
PO Box 173736
Denver, CO 80217-3736

STEWARD SHORT TERM SELECT BOND IND
UMB BANK NA CF	743.615	29.14%
Shabach Ministries Inc 403B
FBO Cynthia J Terry
11106 Mission Hills
Mitchellville, MD 20721

William Graham IRA	427.972	16.77%
6 Cranford Rd
Turnersville, NJ 08012

UMB BANK NA CF	317.661	12.45%
Ripe For Harvest World Outreach 403B
FBO Ingrid Kristine Kimmons
1808 N 87th St
Omaha, NE 68114

UMB BANK NA CF	237.970	9.33%
Evangelistic Faith Missions 403RTH
FBO Leroy Adams Jr
PO Box 24
Penns Creek, PA 17862

UMB Bank NA CF	173.204	6.79%
World Outreach Church 403B
FBO Phillip Jackson
2410 Amber Glen Ct
Murfreesboro, TN 37128

UMB Bank NA CF	164.905	6.46%
World Outreach Church 403RTH
FBO G Allen Jackson
2253 New Salem Rd
Murfreesboro, TN 37128

UMB BANK NA CF	156.117	6.12%
Alliance Bible Church or 403B
FBO Arthur Makus
941 NE Lincoln St A
Hillsboro, OR 97124

STEWARD SHORT TERM SELECT BOND INST
National Financial Services Corp	890,245.343	99.21%
Attn Mutual Funds Department
5th Floor, 200 Liberty St
One World Financial Center
New York, NY 10281

STEWARD SMALL CAP EQUITY FUND IND	None	None

STEWARD SMALL CAP EQUITY FUND INST
Trustlynx & Co	30,657.697	99.99%
PO Box 173736
Denver, CO 80217-3736

Advisers, Money Managers and Administrator

          Capstone Asset Management Company was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. ("CFS").  CFS is controlled by Messrs. Edward Jaroski and Dan Watson, director and officer of the Fund, respectively.  CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057.  CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to six registered investment company portfolios.  CAMCO manages nearly $2.8 billion in assets.

          CAMCO acts as investment adviser to Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short-Term Select Bond Fund pursuant to investment advisory agreements with each Fund ("CAMCO Agreements"). The CAMCO Agreement with respect to Steward Small-Cap Equity Fund, originally effective May 11, 1992, was revised to lower total fees, effective March 1, 2006.  The effective dates of each of the other CAMCO Agreements are:  Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, October 1, 2004; Steward International Equity Fund and Steward Short-Term Select Bond Fund, February 28, 2006.

          Each CAMCO Agreement provides CAMCO shall have full discretion to manage the assets of the particular Fund in accordance with its investment objectives and policies and the terms of its Articles of Incorporation.  CAMCO is authorized, with the consent of the directors, to engage sub-advisers for certain of the Funds, although it does not currently do so.

CAMCO has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose.  CAMCO will vote proxies on portfolio securities on behalf of the Funds, subject to any guidelines that  established by the directors from time to time.

          For its services, CAMCO receives investment advisory fees monthly, in arrears, from Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward International Fund and Steward Short-Term Select Bond Fund at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

          Annual Fee rate as a percentage of average daily net assets:

Steward Domestic All-Cap Equity Fund	Steward Select Bond Fund

0.15% of the first $500 million	0.25% of the first $500 million
0.125% of the next $500 million	0.20% of the next $500 million
0.10% of assets over $1 billion	0.175% of assets over $1 billion

Steward Small-Cap Equity Fund*

0.500% on assets up to $100,000,000
0.450% - $100,000,001 - $250,000,000
0.350% - $250,000,001 - $500,000,000
0.300% - $500,000,001 - $750,000,000
0.275% on assets over $750,000,000

Steward International Equity Fund	Steward Short-Term Select Bond Fund

0.30% of the first $500 million	0.25% of the first $500 million
0.25% of the next $500 million	0.20% of the next $500 million
0.20% of assets over $1 billion	0.175% of assets over $1 billion

*Note: Under the CAMCO Agreement with Steward Small-Cap Equity Fund prior to its amendment effective March 1, 2006, fees were paid to the Adviser for investment advisory and administrative services at an annual rate, computed daily and paid monthly, equal to 0.75 of 1% per annum on the first $50 million of the Fund's average daily net assets, .60 of 1% per annum on the next $150 million of the Fund's average daily net assets, 50 of 1% per annum on the next $300 million of the Fund's average daily net assets and .40 of 1% per annum on all of the Fund's average daily net assets in excess of $500 million. The fee was paid monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets,

1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. The revised fee schedule in the table above covers investment advisory services only. For the administration fee paid by this Fund, see "Administration and Master Service Agreements," below.

          Steward Multi-Manager Equity Fund

          RIMCo serves as investment adviser to Steward Multi-Manager Equity Fund ("MME Fund") pursuant to an advisory agreement dated December 27, 2005 ("RIMCo Agreement").  The RIMCo Agreement provides that RIMCo will have general supervisory responsibility for the general management of MME Fund's assets and for development of investment programs and strategies for MME Fund.  RIMCo will research and evaluate money managers for appointment by the Board, will determine the allocation of MME Fund assets among money managers from time to time and will monitor and evaluate the investment performance of each money manager employed with respect to MME Fund, recommending changes or additions where appropriate.  RIMCo may manage a portion of MME Fund's assets directly.  RIMCo will not be responsible or liable for the investment merits of any decision by a money manager to purchase, hold, or sell a security for MME Fund.  The RIMCo Agreement provides that RIMCo may use research and other resources of its parent company, Frank Russell Company, at no extra cost to MME Fund.  The RIMCo Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the RIMCo Agreement or on the part of RIMCo or its corporate affiliates, RIMCo and its corporate affiliates shall not be subject to liability to SFI, the Fund or to any shareholder of SFI or the Fund for any act or omission in the course of, or connected with, rendering services under the RIMCo Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.  For its services under the RIMCo Agreement, RIMCo receives an annual management fee, accrued daily at the rate of 1/365th and payable following the last day of each month, equal to 0.55% of the Fund's average daily net assets during the month.  Out of this fee, RIMCo pays fees of the money managers.

          The following money managers, each of which is unaffiliated with SFI, the Fund, RIMCo, and CAMCO, have been retained to manage portions of MME Fund's assets, pursuant to Portfolio Management Contracts:

AllianceBernstein L.P., is a limited partnership that majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of June 30, 2002, AXA Financial, Inc. has a 53% economic interest in Alliance Bernstein's business. The remaining economic interest is held by unaffiliated unit holders (32%) and employees (15%).

Ark Asset Management Co., Inc. is a wholly-owned subsidiary of Ark Asset Holdings, Inc. which is controlled by Coleman Brandt.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

Lord, Abbett & Company LLC is wholly-owned by its employees with no single employee owning 25% or more of the firm.

MFS Investment Management, Inc. is a subsidiary of Massachusetts Financial Services Company and is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly traded company.

          Actual fees paid to money managers from Mayl 2006- April 2007 were approximately $365,929.36, including accrued estimated fees for that period.  This amounts to 0.21%, annualized, of the average daily net assets of Steward Multi-Manager Equity Fund for that period.

          Each CAMCO Agreement, the RIMCo Agreement and each Portfolio Management Contract, after an initial term of up to two years, remains in effect thereafter from year to year, provided the renewal of an agreement as to a Fund is specifically approved (a) by the Fund's Board or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose.  Each of the CAMCO Agreements and the RIMCo Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to the applicable Adviser or (b) by the applicable Adviser at any time without penalty, upon 90 days' written notice to the Fund (60 days for the CAMCO Agreement with Steward Small-Cap Equity Fund and 60 days for the RIMCo Agreement).  Each such agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).  The Portfolio Management Contracts may be terminated at any time without penalty by RIMCo or SFI or by vote of a majority of the Fund's outstanding voting securities  (as defined in the 1940 Act), or by the respective money managers upon 30 days' notice to RIMCo, and each such contract will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Total dollar amounts paid by each Fund to CAMCO & RIMCo under the CAMCO Agreements and the RIMCo Agreement for the last three fiscal years, or since inception within the last three years, are as follows:

STEWARD FUNDS	Advisory Fee	Administrative Fee

Small-Cap Equity Fund
Year Ended April 30, 2007	$216,143	$32,469
Period Ended April 30, 2006(d)	$146,492	$5,720
Year Ended October 31, 2005	$336,144	-
Year Ended October 31, 2004	$181,424	-
Domestic All-Cap Equity Fund
Year Ended April 30, 2007	$125,926	$62,963
Year Ended April 30, 2006	$127,867	$63,933
Period Ended April 30, 2005(a)	$54,244	$27,122
Select Bond Fund
Year Ended April 30, 2007	$256,067	$76,820
Year Ended April 30, 2006	$271,482	$81,445
Period Ended April 30, 2005(a)	$97,485	$29,245
Multi-Manager Equity Fund
Year Ended April 30, 2007	$935,619	$127,461
Period Ended April 30, 2006(b)	$299,904	$41,723
International Equity Fund
Year Ended April 30, 2007	$72,996	$18,249
Period Ended April 30, 2006(c)	$5,541	$1,385
Short-Term Select Bond Fund
Year Ended April 30, 2007	$52,293	$15,688
Period Ended April 30, 2006(c)	$6,023	$1,807

(a)	For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b)	For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(c)	For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(d)	Effective November 1, 2005 the Fund changed its fiscal year end from October 31 to April 30.

          Pursuant to each CAMCO Agreement, CAMCO pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Funds (including the Funds' share of payroll taxes), except expenses of travel to attend meetings of the Funds' Board or committees or advisers to the Board.  CAMCO also agrees to make available, without expense to the Funds, the services of its directors, officers and employees who serve as officers of the Funds.

          Each CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that  CAMCO shall not be liable for the acts of third parties.

Portfolio Managers and Money Managers

          Steward Multi-Manager Equity Fund

          (a)          Portfolio Manager

          The portfolio manager of MME Fund is Tereasa Gandhi.  Ms. Gandhi oversees the Fund's money managers and has primary responsibility for the management of the Fund.  She is compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan.  Salaries are fixed annually and are driven by the market place.  Bonuses are based on the performance of accounts for which Ms. Gandhi acts as portfolio manager, including MME Fund and the accounts she manages for other mutual funds for whom RIMCo acts as investment adviser (the "Accounts").  The bonuses are calculated with respect to the previous fiscal year's pre-tax performance of the Accounts, which performance is measured both quantitatively (evaluated based on the performance of the Accounts versus relevant market indexes and peer groups, with both 1- and 3-year horizons included) and qualitatively (evaluated based on the quality of decisions made by Ms. Gandhi for the Accounts and her contributions to RIMCo's client services efforts and improvement of RIMCo's investment process).  Bonus determinations are made based on performance of all Accounts managed by Ms. Gandhi taking into consideration the number of Accounts and the assets under management in each fund comprising the Accounts. The market index  that may be used to evaluate the performance of MME Fund is the Russell 3000(R) Index.

          The RIMCo asset class director responsible for the Accounts managed by Ms. Gandhi conducts Ms. Gandhi's evaluations. Salary and bonus recommendations of the asset class directors are reviewed by RIMCo's regional chief investment officers.  The Frank Russell Company ("Russell," which is RIMCo's parent company) compensation committee approves salaries and bonuses after the regional chief investment officers' recommendations have been reviewed by RIMCo's Chief Investment Officer.

          Profit-sharing contributions are made quarterly and are calculated as a percentage of Ms. Gandhi's salary.  The percentage is fixed and is the same for all RIMCo employees who receive profit-sharing contributions.

          The long-term incentive plan provides for future cash payments the value of which is tied to Russell's financial performance.  Awards under the long-term incentive plan are based on perceived expected future contribution to the success of Russell.  The assessment of expected future contribution is qualitative in nature and is determined by Ms. Gandhi's manager and approved by RIMCo senior executives.

          If Ms. Gandhi earns more than a specified amount of cash compensation (salary plus bonus), she is eligible to participate in the deferred compensation plan which allows her to elect to defer a portion of her cash compensation.  Deferred amounts earn the return of certain Russell Investment Funds selected by Ms. Gandhi.  The following table sets forth the portfolio manager's ownership of equity securities of MME Fund as of April 30, 2007:

Portfolio Manager	Dollar Range of Equity Securities in the Fund beneficially owned by the Portfolio Manager

Tereasa Gandhi	None

          The following table sets forth other accounts managed by MME Fund's portfolio manager and assets under management in such accounts as of April 30, 2007:

Manager	Number of Registered Investment Companies	Assets Under Management	Number of Pooled Investment Vehicles	Assets Under Management	Other Types of Accounts	Assets Under Management	Asset Total

		(in millions)		(in millions)		(in millions)	(in millions)
Tereasa Gandhi	2	$572.7	1	$678.1	0	0	$1250.8

          (b)          Money Managers

          MME Fund's money managers are not affiliates of Steward Funds, their affiliated persons or RIMCo other than as discretionary managers for all or a portion of the Fund's portfolio.  Some money managers (and their affiliates) may effect brokerage transactions for the Fund.  (See "Portfolio Transactions and Brokerage," below.)  Money managers may serve as advisors or discretionary managers for Russell Trust Company (a wholly owned subsidiary of Russell), other investment vehicles sponsored or advised by Russell, RIMCo or their affiliates, other consulting clients of Russell, other off-shore vehicles and/or for accounts which have no business relationship with Russell and its affiliates.

          From its advisory fees, RIMCo, as agent for the Fund, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager.

          Each money manager has agreed that it will look only to RIMCo for the payment of the money manager's fee, after the Fund has paid RIMCo.  Fees paid to the money managers are not affected by any voluntary or statutory expense limitations.  Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Fund through broker-dealer affiliates.

Portfolio Managers of Other Steward Funds

          The principal and secondary portfolio managers for the other Steward Funds and the dollar range of their ownership of shares in each Fund are indicated in the following table:

Name of Fund	Portfolio Managers	Dollar Range of Equity Securities in Fund Beneficially Owned

Steward Domestic All-Cap Equity Fund	John Wolf	$100,001-$500,000
Steward Select Bond Fund	Howard Potter	$10,001-$50,000
Steward Small-Cap Equity Fund	John Wolf	$0
Steward International Equity Fund	John Wolf	$0
Steward Short-Term Select Bond Fund	Howard Potter	$0

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager named in the foregoing table is indicated in the following table.  None of these portfolio managers manages any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management	Number of Private Accounts	Assets under management	Total Assets

		(in millions)		(in millions)	(in millions)
John Wolf	3	$334,444,000	37	$1,320,198,397	$1,654,642,397
Howard Potter	2	$184,546,000	46	$798,833,757	$983,379,757

None of the accounts managed by these portfolio managers has a performance based investment advisory fee.  Due to the nature of these Funds' investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Fund, as listed above.  The compensation of each of these portfolio managers is derived approximately 75% from base salary and 25% from CAMCO's profit sharing plan.  The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

Administration and Master Services Agreements

          Pursuant to Administration Agreements effective October 1, 2004 as to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, December 27, 2005 as to Steward Multi-Manager Equity Fund, and February 28, 2006 as to Steward International Equity Fund and Steward Short-Term Select Bond Fund, CAMCO supervises all aspects of the Funds' day-to-day operations.  CAMCO provides similar services to Steward Small-Cap Equity Fund pursuant to the investment advisory agreement with that Fund.  CAMCO oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions.  Except as noted below, the costs of these services are borne by CAMCO.  For these services, each Fund will pay to CAMCO a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of the first $500 million of the Fund's average daily net assets and 0.06% on the next $500 million of such assets and 0.05% on such assets above $1.0 billion.

          Pursuant to a master services agreement with SFI and CSFI, travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto Citi Global Transaction Services ("Citi") provides transfer agency, fund accounting, financial administration and certain other services to each Fund.  The Funds paid the following fees to Citi for transfer agency and accounting for the periods indicated.

STEWARD FUNDS	Transfer Agent Fees	Accounting Fees

Small-Cap Equity Fund
Year Ended April 30, 2007	$101,241	$58,865
Period Ended April 30, 2006(d)	$45,600	$25,578
Year Ended October 31, 2005	$97,972	$42,228
Year Ended October 31, 2004	$56,655	$60,258
Domestic All-Cap Equity Fund
Year Ended April 30, 2007	$27,209	$102,134
Year Ended April 30, 2006	$29,311	$120,022
Period Ended April 30, 2005(a)	$17,036	$68,637
Select Bond Fund
Year Ended April 30, 2007	$38,498	$100,037
Year Ended April 30, 2006	$36,693	$97,640
Period Ended April 30, 2005(a)	$22,402	$37,926
Multi-Manager Equity Fund
Year Ended April 30, 2007	$13,657	$158,752
Period Ended April 30, 2006(b)	$5,372	$50,234
International Equity Fund
Year Ended April 30, 2007	$17,073	$31,213
Period Ended April 30, 2006(c)	$900	$3,580
Short-Term Select Bond Fund
Year Ended April 30, 2007	$14,463	$25,873
Period Ended April 30, 2006(c)	$900	$4,002

(a)	For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b)	For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(c)	For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(d)	Effective November 1, 2005 the Fund changed its fiscal year end from October 31 to April 30.

Expenses

          Each Fund and class pays all of its expenses and its allocated share of the expenses of CSFI or SFI, as applicable, that are not borne by CAMCO or RIMCo pursuant to the applicable investment advisory agreement or Administration Agreement including, but not limited to, such expenses as (i) advisory and administrative fees, (ii) fees under the Funds' Service and Distribution Plans (see "Distributor," below), (iii) fees for legal, auditing, fund accounting, transfer agent, state filings, dividend disbursing, and custodian services, (iv) the expenses of registration, issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to CSFI or SFI, as applicable, (vii) the cost of reports and notices to shareholders,  (viii) fees to Fund directors and salaries of any officers or employees who are not affiliated with the Advisers or Administrator, if any, and (ix) travel expenses (or an appropriate portion thereof) of Fund directors and officers who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Funds' Board of Directors or any committees thereof or advisers thereto

          The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid.  Fund expenses, as well as a Fund's share of  expenses of CSFI or SFI, as applicable, are generally allocated between classes based on their respective net asset values.  Individual Class expenses pursuant to the Service and Distribution Plan (see "Distributor," below) are borne by Individual Class shares, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

          Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to  written agreements with respect to each Fund. The Distributor has the exclusive right (except for distributions of shares directly by the Funds) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.

The Distributor is not obligated to sell any stated number of shares.  Except to the extent otherwise permitted by the applicable Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

          Edward L. Jaroski is President and a director of the Funds and is President and a director of CAMCO and of the Distributor.  Certain other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

          The Distribution Agreement as to each Fund, after an initial two-year term, is renewable from year to year if approved in each case (a) by the  Board of CSFI or SFI, as applicable, or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose.  The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

          CSFI and SFI have each adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for each applicable Fund's Individual Class shares, which permits each Fund, out of assets attributable to its Individual Class shares,  to compensate the Distributor for  services in connection with the distribution of the Individual Class shares and for the provision of certain services to Individual Class shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds.  These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds' Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.  The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes Individual Class shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual Class investors and of implementing and operating the Plan.

          Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual Class shares of each Fund.  Subject to these limits, the Distributor may reallow amounts up to 0.25% of Individual Class net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Individual Class shares of that Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor.  The Distributor collects the fees under the Plan on a monthly basis.

          Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the  Board of CSFI and SFI and by a vote of the directors who are not "interested persons" of  CSFI or SFI, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors").  The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors.  In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the applicable Fund and the shareholders of the applicable class.  Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

          As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures.  The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class.  As required by Rule 12b-1, selection and nomination of disinterested directors for CSFI and SFI is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations by each Fund during its past fiscal year  ended April 30, 2007, were as follows:

	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Other Service Organizations

Steward Domestic All-Cap Equity Fund	$6,111	$5,326	$785
Steward Select Bond Fund	$5,254	$5,087	$167
Steward Small-Cap Equity Fund	$108,048	$102,278	$5,770
Steward Multi-Manager Equity Fund	$113	$76	$37
Steward International Equity Fund	$77	$50	$27
Steward Short-Term Select Bond Fund	$33	$14	$19

          The Distributor incurred expenses in excess of the amounts stated above.  Amounts retained by the Distributor were used to reimburse the following expenses incurred:

Salaries/Benefits/Taxes	$521,637
Rent	$65,429
Telephone	$9,613
Systems Equipment	$40,831
Postage and Delivery	$2,366

PORTFOLIO TRANSACTIONS AND BROKERAGE

Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward Short-Term Select Bond Fund and Steward International Fund

          CAMCO is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds' securities transactions.  It is the policy of CAMCO to seek the best security price or "best execution" available with respect to each transaction.  In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker.  CAMCO seeks the best security price at the most favorable commission rate.  In selecting dealers and in negotiating commissions, CAMCO considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition.  When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or CAMCO.  In addition, CAMCO may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the Securities and Exchange Commission from time to time.  Such higher commission may be paid if CAMCO  determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or CAMCO's overall responsibilities to the particular Fund and to CAMCO's other clients.  Such research services must provide lawful and appropriate assistance to CAMCO in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

          CAMCO places portfolio transactions for other advisory accounts including other investment companies.  Research services furnished by firms through which a Fund effects securities transactions may be used by CAMCO in servicing all of its accounts.  Therefore, not all of such services may be used by CAMCO in connection with that Fund.  CAMCO has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion.  Many of CAMCO's clients have not granted CAMCO brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted CAMCO such discretion.  Other research received, although not by a specific arrangement, may also be used by CAMCO in providing service to other accounts, including one or more Funds.  In the opinion of CAMCO, the benefits from research services to each of the accounts (including the Funds) managed by CAMCO cannot be measured separately.  CAMCO seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund.  In making such allocations among a Fund and other advisory accounts, the main factors considered by CAMCO are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Funds paid the following commissions during their three most recent fiscal years, or since inception if less.:

STEWARD FUNDS	Commissions Paid(e)		Approximate Percent Paid to Brokers who Furnished Research Services

Small-Cap Equity Fund
Year Ended April 30, 2007	$27,860		98%
Period Ended April 30, 2006(d)	$43,560		100%
Year Ended October 31, 2005	$151,700		100%
Year Ended October 31, 2004	$48,792		90%
Year Ended October 31, 2003	$32,152		100%
Domestic All-Cap Equity Fund
Year Ended April 30, 2007	$25,746		100%
Year Ended April 30, 2006	$15,695		45%
Period Ended April 30, 2005(a)	$139,752		95%
Select Bond Fund
Year Ended April 30, 2007	6,875		100%
Year Ended April 30, 2006		(f)	N/A
Period Ended April 30, 2005(a)		(f)	N/A
Multi-Manager Equity Fund
Year Ended April 30, 2007	$221,392		0%
Period Ended April 30, 2006(b)	$75,261		0%
International Equity Fund
Year Ended April 30, 2007	$18,293		99%
Period Ended April 30, 2006(c)	$21,639		99%
Short-Term Select Bond Fund
Year Ended April 30, 2007		(f)	N/A
Period Ended April 30, 2006(c)		(f)	N/A

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(c) For the period from February 28, 2006 (commencement of operations) through April 30, 2006.
(d) Effective November 1, 2005 the Fund changed its fiscal year end from October 31 to April 30.
(e) No commissions were paid to affiliated brokers.
(f) Steward Select Bond Fund and Steward Short-Term Select Bond Fund did not pay commissions but instead paid bid/offer spreads pursuant to negotiated prices on substantially all transactions.

          No commissions were paid to affiliated brokers.

Steward Multi-Manager Equity Fund

          Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions for the Fund is made either by the money manager or by RIMCo.  MME Fund's arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution.  The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended).  In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission.  Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

          In the case of securities traded in the over-the-counter market and depending on where the money manger or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commissions.

          For the segment of MME Fund's portfolio assigned to RIMCo or a particular money manager,  the money manager may effect portfolio transactions with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.

          MME Fund  effects certain transactions through Russell Implementation Services, Inc. ("RIS") and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, or (ii) to execute portfolio securities transactions for the portion of the Fund's assets that RIMCo determines not to allocate to money managers, including the Fund's cash reserves.

The Fund effects certain transactions through Lynch, Jones & Ryan, Inc. ("LJR") and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Fund or RIMCo. Trades placed through LJR and its correspondents are used to generate commission rebates to the Fund on whose behalf the trades were made.  For purposes of trading to generate commission rebates to the Fund, the Fund's money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Fund will receive competitive execution, price and commissions.  In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors.

          LJR  may also rebate to the Fund a portion of commissions earned on certain trading by the Fund through  LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to the Fund generating the applicable trades

          LJR retains a portion of all commissions generated, regardless of whether the trades were used to provide recapture to the Fund.  Trades through RIS for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates.

          Additionally, a money manager may independently effect transactions through RIS or a broker affiliated with the money manager or another money manager to obtain research services for its own use.  Research services provided to a money manager are required by law to benefit the Fund when it generates the trading activity but may also benefit other funds and clients managed or advised by the money manager.  Similarly, the Fund may benefit from research services provided with respect to trading by those other funds and clients.

          During the fiscal year ended April 30, 2007, the following Steward Funds directed brokerage transactions to the listed brokers that provided research services.

	CIBC World Markets Corp.	LaBranche Financial Services	BNY Securities Group	Goldman Sachs Group, Inc.	Knight Securities	Pershing LLC

Small-Cap Equity Fund
Commissions	$1,546	$4,652	$6,685	$14,260	$112	-
Transactions	$1,022,269	$3,453,484	$4,015,698	$10,279,551	$18,756	-
Domestic All-Cap Equity Fund
Commissions	$5,465	$14,696	$3,604	-	$1,980	-
Transactions	$6,017,049	$19,547,956	$3,298,828	-	$2,646,690	-
International Equity Fund
Commissions	$939	$17,060	$225	-	-	-
Transactions	$486,183	$12,914,633	$197,662	-	-	-
Select Bond Fund
Commissions	-	-	-	-	$9,094	$6,875
Transactions	-	-	-	-	$25,771,141	$7,928,750

At April 30, 2007, the following Steward Funds owned securities of broker dealers (or its parent, as applicable) that were among the top ten broker dealers for each Fund that executed transactions either as agent or principal or were among the top ten dealers selling each Fund's shares during the period noted:

Fund	Security Issuer	Value of Holdings at April 30, 2007

Steward Small-Cap Equity Fund
	La Branche and Co., Inc.	$38,747
	Piper Jaffray Cos., Inc.	$97,629
Steward Domestic All-Cap Equity Fund
	La Branche and Co., Inc.	$13,431
	E*TRADE Financial Corp.	$35,328
	Bank of New York Co., Inc.	$134,798
	A.G. Edwards, Inc.	$100,705
Select Bond Fund
	None	None
Steward Multi-Manager Equity Fund
	Bank of New York Co., Inc.	$287,813
	Goldman Sachs Group, Inc.	$1,049,328
	Lehman Brothers Holdings, Inc.	$585,678
	Merrill Lynch & Co., Inc.	$1,889,326
	Morgan Stanley	$1,433,631
	Raymond James Financial, Inc.	$58,292
	State Street Corp.	$261,706
	UBS	$310,871
	U.S. Bancorp	$203,592
	Wachovia Corp.	$299,916
Steward International Equity Fund
	None	None
Steward Short-Term Select Bond Fund
	None	None

Portfolio Turnover

          A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.  Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility, duration of portfolio investments, and/or, for MME Fund, changes in money managers.

          A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities.  (See "Taxes," below.)

Steward Small-Cap Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward Short-Term Select Bond Fund and Steward International Fund

          A Fund's portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund.  The Funds do not intend to invest to obtain control of portfolio companies.  The turnover rate of Steward Small-Cap Equity Fund's portfolio was 20% for the fiscal year ended  April 30, 2007, 30% for the 6 months ended April 30, 2006, 113% for the fiscal year ended October 31, 2005 and 34% for the fiscal year ended October 31, 2004.  The higher portfolio turnover ratio for the fiscal year ended October 31, 2005 was due to a decision to reallocate the Steward Small-Cap Equity Fund during that period.

          Steward Multi-Manager Equity Fund

          Generally, securities are purchased for MME Fund for investment income and/or capital appreciation and not for short-term trading profits.  However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to the money managers.  The Fund may trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations.  This policy is expected to result in higher portfolio turnover for the Fund.

          The portfolio turnover rates for the Fund, because it is a multi-manager fund, are likely to be somewhat higher than the turnover rates for comparable funds with a single money manager or investment adviser.  Decisions to buy and sell securities for the Fund are made by each money manager independently from other money managers.  Thus, one money manager could decide to sell a security held by the Fund when another money manager decides to purchase the same security for the Fund, thereby increasing the Fund's portfolio turnover ratio and brokerage commissions.  The Fund's changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio.

Personal Trading Policies

          The Funds, each Adviser and money manager and the Distributor have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act.  Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

          The Boards of CSFI and SFI have approved the proxy voting policies and procedures of CAMCO as the policies and procedures to be used in voting proxies on securities held by Steward Small-Cap Equity Fund, Select Bond Fund, Steward Domestic All-Cap Equity Fund, Steward International Fund and Steward Short-Term Select Bond Fund.  Copies of the CAMCO proxy voting policies and procedures are attached as Exhibit A to this Statement of Additional Information.  The Board has approved the proxy voting policies and procedures of RIMCo  as the policies and procedures to be used in voting proxies on securities of Steward Multi-Manager Equity Fund.

With respect to Steward Multi-Manager Equity Fund, the Board has delegated to RIMCo primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of Steward Multi-Manager Equity Fund may be invested.  RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines").  RIMCo has also hired a third party service provider to serve as proxy administrator ("Proxy Administrator"), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

          The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo's clients and to enable the Committee to resolve any material conflicts of interest between the Fund on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present.  Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

          The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings.  Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.  Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee.  The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

          Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631, and on the SEC's website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

          The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after an investor's purchase or sale order is received by the Fund, transfer agent or authorized dealer.  NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time.  The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday.  In addition to days the Exchange is closed for trading, Steward Select Bond Fund and Steward Short-Term

Select Bond Fund do not price their shares on days the bond markets are closed for trading.  Such additional days are normally Columbus Day and Veteran's Day.  NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in accordance with policies and procedures adopted by the Board.

          Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost.  Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

          In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board.  It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets.  Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

          The Funds generally invest in securities that trade in U.S. markets.  However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities.  If an event were to occur after the value of a Fund's portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund's investment would be valued in accordance with fair value procedures established by the Board.  Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

          Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor.  Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the applicable NAV price for the shares.  After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

          Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum.  There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

          Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000.  The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000.  No stock certificates representing shares purchased will be issued.  The Funds' management reserves the right to reject any purchase order if, in its opinion, it is in a Fund's best interest to do so.

          At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor.  In addition, CAMCO and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by CAMCO and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities, which are primarily intended to result in the sale of shares of the Funds.  Such payments are made out of their own assets and not out of the assets of the Funds.  These programs will not change the price paid by a shareholder for shares of the Funds or the amount that the Funds will receive from such sale.

          Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds c/o Citi Global Transaction Services, P.O. Box 183004, Columbus, OH 43218-3004.  In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses).  Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses).

Each Fund intends to declare and pay such amounts as dividends quarterly.  All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash.  Shareholders are informed as to the sources of distributions at the time of payment.  Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution.  All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

          Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

          Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

          As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed.  Each Fund intends to distribute substantially all of such income.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

          CSFI and SFI are each organized as Maryland corporations and, under current law, are not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law.

Options, Futures and Forward Contracts

          Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.  Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

          Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to distributions if a Fund did not engage in such transactions.

Wash Sales

          The Code also contains a so-called "wash sale" rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund's basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively.  The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund's taxable distributions of net capital gains.

Distributions

          Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.  However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Dividends that constitute "qualified dividend income" may be taxable to individual investors at the same rates applicable to long-term capital gains.  (See "Tax Treatment of Dividends, Distributions and Redemptions," in the Prospectus.)

          Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends received deduction.

          Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

          If the NAV of a Fund's shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

          If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders.  As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

          Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

          Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

          Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable).  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

          Custody of Assets.  All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolios, are held by State Street Bank & Trust Company, as custodian with respect to Funds that are series of SFI and by Fifth/Third Bank with respect to Steward Small-Cap Equity Fund.

          Shareholder Reports.  Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

          Independent Registered Public Accounting Firm.  Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, the independent registered public accounting firm for the  Funds, performs annual audits of the Funds' financial statements.

          Legal Counsel.  Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Funds.  Kevin Michaels, Esq. serves as counsel to the independent directors of SFI with respect to Steward Multi-Manager Equity Fund.

Exhibit A

Capstone Asset Management Co.
Proxy Voting Policies and Procedures

Adopted:          March 1, l994
Revised:         May 1, 1999
Further Revised:   June 30, 2003

I.	Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.	Limitations on Policy

a.	Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.	Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c.	Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.	Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

	o	Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

	o	Vote the proxies in accordance with the recommendations of an independent proxy voting service;

	o	Refer the voting decision to the Client;

	o	Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.	Administration

a.	Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b.	Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.	Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.	Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:

	o	Supervise the proxy voting process, including the identification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

	o	Determine how to vote proxies relating to issues not covered by these guidelines; and

	o	Determine when the Adviser may deviate from these guidelines.

e.	Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f.	Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:  (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and  (2) only if the director's legal expenses would be covered.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o	long-term financial performance of the target company relative to its industry
o	management's track record
o	background to the proxy contest
o	qualifications of director nominees (both slates)
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met
o	stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o	We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o	We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o	We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o	Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o	Change in Control -- Will the transaction result in a change of control of the company?

o	Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

STEWARD FUNDS, INC.
OTHER INFORMATION
(PART C TO REGISTRATION STATEMENT NO.  2-28174)

Item 23.  Exhibits

All exhibits are filed herewith, unless otherwise indicated by asterisk.

*(a)(1)	Articles of Incorporation dated May 11, 1992.

***(a)(2)	Articles of Amendment, June, 2004

****(a)(3)	Articles of Amendment, August, 2004

*********(a)(4)	Articles of Amendment, December 20, 2005

*********(a)(5)	Articles Supplementary, December 20, 2005

*(b)	By-Laws.

(c)	None.

****(d)(1)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund

********(d)(2)	Investment Advisory Agreement between Frank Russell Investment Management Company and Registrant with respect to Steward Multi-Manager Equity Fund

********(d)(3)	Form of Portfolio Management Contract with respect to Steward Multi-Manager Equity Fund

*********(d)(4)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward International Equity Fund and Steward Short-Term Select Bond Fund

*********(e)(1)	Amended and Restated General Distribution Agreement

*********(e)(2)	Dealer and Selling Group Agreement

(f)	None.

******(g)(1)	Custodian Agreement

*********(h)(1)	Amended and Restated Administration Agreement

***(h)(2)	Master Services Agreement

***(h)(3)	Amendment to Master Services Agreement

*********(h)(4)	Amendment to Master Services Agreement

*********(h)(5)	Amendment to Master Services Agreement

****(h)(6)	Form of Consulting Agreement

*****(i)	Opinion Letter from Dechert LLP

(j)(1)	Powers of Attorney of Messrs. Bernard J. Vaughan, James F. Leary, Leonard B. Melley, John M. Briggs and John R. Parker -- filed herewith

(j)(2)	Consent of Cohen Fund Audit Services, Ltd.- filed herewith

(k)	None

(l)	None

*********(m)	Service & Distribution Plan

*********(n)	Rule 18f-3 Plan

***(p)(1)	Code of Ethics of the Fund, Capstone Asset Management Company and Capstone Asset Planning Company

*	Filed with Post-Effective Amendment No. 56, dated April 17,2000.
***	Filed with Post-Effective Amendment No. 62, dated August 27, 2004.
****	Filed with Post-Effective Amendment No. 63, dated August 31, 2004.
*****	Filed with Post-Effective Amendment No. 64, dated September 30, 2004.
******	Filed with Post-Effective Amendment No. 65, dated October 1, 2004.
*******	Filed with Post-Effective Amendment No. 66, dated November 18, 2004.
********	Filed with Post-Effective Amendment No. 80, dated December 27, 2005
*********	Filed with Post-Effective Amendment No. 81, dated February 28, 2006

Item 24.  Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by, and is not under common control with, any person.

Item 25.  Indemnification

The Articles of Incorporation include the following:

"Article 7.4 Indemnification.  The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940.  The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law.  Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability.  The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein.  No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 26.  Business and other Connections of Investment Advisers

CAMCO is also the investment adviser and/or administrator of two other investment companies: Capstone Series Fund, Inc. and Capstone Church Bond Fund.  CAMCO also manages private accounts.  For further information see "Directors and Officers" in Part B hereof.  RIMCo is also the investment adviser to two other investment companies and, as of June 30, 2007, manages over $41.7 billion in mutual fund portfolios.

Item 27.  Principal Underwriters

(a)	The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Series Fund, Inc. and Capstone Church Bond Fund

(b)	Directors and Officers of the Registrant's Principal Underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Edward L. Jaroski	President and Director	President and Chairman of the Board

Leticia N. Jaroski	Vice President, Director	None

Shelley Severson	Senior Vice President, Director	None

Richard Nunn	Senior Vice President, Secretary ,Director	Senior Vice President, Secretary, Chief Compliance Officer

Carla Homer	Treasurer	Treasurer, Principal Financial Accounting Officer

Kimberly A. Wallis	Vice President,Assistant Secretary, Chief Compliance Officer	Assistant Vice President Compliance; Assistant Secretary

*	5847 San Felipe, Suite 4100, Houston, Texas 77057.

Item 28.  Location of Accounts and Records

Capstone Asset Management Company, the investment adviser to the Funds and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057; State Street Bank & Trust Company, the custodian of the Registrant, P.O. Box 1713, Boston, Massachusetts 02105-1713; and Citi Fund Services, Inc. the accounting agent, transfer agent and shareholder servicing agent of the Registrant, 3435 Stelzer Road, Columbus, Ohio 43219, and Iron Mountain, 1888 Stebbins Drive, Houston, Texas 77043, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant  has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of August, 2007 and represents that this filing does not contain material that would cause it to be ineligible for filing pursuant to Rule 485(b) under the Securities Act of 1933.

STEWARD FUNDS, INC.
Registrant

By:	/s/ EDWARD L. JAROSKI

Edward L. Jaroski, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ EDWARD L. JAROSKI	President, Chairman of the Board &	August 28, 2007
Director (Principal Executive Officer)
Edward L. Jaroski

/s/ RICHARD NUNN	Senior Vice President, Secretary,	August 28 , 2007
Principal Financial & Accounting Officer and
Richard Nunn	Chief Compliance Officer

/s/ CARLA HOMER	Treasurer	August 28 , 2007

Carla Homer

JAMES F. LEARY*	Director	August 28 , 2007

James F. Leary

JOHN R. PARKER*	Director	August 28 , 2007

John R. Parker

BERNARD J. VAUGHAN*	Director	August 28 , 2007

Bernard J. Vaughan

LEONARD B. MELLEY, JR.*	Director	August 28 , 2007

Leonard B. Melley, Jr.

JOHN M. BRIGGS*	Director	August 28 , 2007

John M. Briggs

*By:	/s/ EDWARD L. JAROSKI

Edward L. Jaroski, Attorney-In-Fact